                                                                     EXHIBIT 4.8

                             Dated 1 December 2000



                             SCOTTISH POWER UK plc

                                      and

                  THE LAW DEBENTURE TRUST CORPORATION p.l.c.








                        AMENDED AND RESTATED TRUST DEED

                                  relating to
                             SCOTTISH POWER UK plc
                  U.S.$ 4,000,000,000 Debt Issuance Programme
                    Arranged by J.P. Morgan Securities Ltd.





                                  LINKLATERS
                                  & ALLIANCE

                                  LINKLATERS

                                Ref: JALB/EXM/JHS
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                                   CONTENTS

1          Interpretation..............................................................................   1


2          Issue of Notes and Covenant to pay..........................................................   6


3          Form of the Notes...........................................................................   8


4          Stamp Duties and Taxes......................................................................   8


5          Application of moneys received by the Trustee...............................................   9


6          Covenants...................................................................................  10


7          Remuneration and Indemnification of the Trustee.............................................  14


8          Provisions supplemental to the Trustee Act 1925.............................................  15


9          Trustee liable for negligence...............................................................  17


10         Waiver and proof of default.................................................................  17


11         Trustee not precluded from entering into contracts..........................................  18


12         Modification and Substitution...............................................................  18


13         Appointment, Retirement and Removal of the Trustee..........................................  19


14         Notes held in Clearing Systems and Couponholders............................................  20


15         Currency Indemnity..........................................................................  20


16         Communications..............................................................................  21


17         Governing Law and Jurisdiction..............................................................  21


SCHEDULE 1 Part A Form of Temporary Global Note........................................................  22


SCHEDULE 1 Part B Form of Permanent Global Note........................................................  27


SCHEDULE 1 Part C Form of Global Certificate...........................................................  35


SCHEDULE 2 Part A Form of Bearer Note..................................................................  39


SCHEDULE 2 Part B Form of Certificate..................................................................  42


SCHEDULE 2 Part C Terms and Conditions of the Notes....................................................  45

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
SCHEDULE 2 Part D Form of Coupon.......................................................................  46


SCHEDULE 2 Part E Form of Talon........................................................................  48


SCHEDULE 2 Part F Form of Receipt......................................................................  50


SCHEDULE 3 Provisions for Meetings of Noteholders......................................................  51

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This Amended and Restated Trust Deed is made on 1 December 2000 between:

(1)  SCOTTISH POWER UK plc (the "Issuer") and

(2) THE LAW DEBENTURE TRUST CORPORATION p.l.c. (the "Trustee", which expression, where the context so admits, includes any other trustee for the time being of this Trust Deed).

(A) The Issuer proposes to issue from time to time euro medium term notes in an aggregate principal amount outstanding at any one time not exceeding the Programme Limit in accordance with the Programme Agreement (the "Programme") and to be constituted under this Trust Deed.

(B) The Trustee has agreed to act as trustee of this Trust Deed on the following terms and conditions.

(C) The parties hereto have agreed to amend and restate the original trust deed dated 4 November 1997, as supplemented by the first supplemental trust deed dated 6 November 1998 and the second supplemental trust deed dated 8 December 1999 (together, the "Original Trust Deed").

(D) This Trust Deed amends and restates the Original Trust Deed. Any Notes issued on or after the date hereof shall be issued pursuant to this Trust Deed. This does not affect any Notes issued prior to the date of this Trust Deed.

This deed witnesses and it is declared as follows:

1    Interpretation

1.1  Definitions:

     In these presents unless there is anything in the subject or context inconsistent therewith all words and expressions defined in the Conditions shall have the same meaning in the rest of this Trust Deed and the following expressions shall have the following meanings:

     "Agency Agreement" means the Amended and Restated Agency Agreement relating to the Programme dated [1] December 2000 between the Issuer, The Law Debenture Trust Corporation p.l.c. as Trustee, Citibank, N.A., London as Agent and the other Agents mentioned in it;

     "Agents" means the Issuing and Paying Agent, the other Paying Agents, the Calculation Agent, the Registrar, the other Transfer Agents or any of them;

     "Auditors" means the auditors for the time being of the Issuer or, if they are unable or unwilling to carry out any action requested of them under this Trust Deed, such other firm of accountants as may be nominated or approved in writing by the Trustee for the purpose;

     "Bearer Note" means a Note that is in bearer form, and includes any replacement Bearer Note issued pursuant to the Conditions and any temporary Global Note or permanent Global Note;

     "Calculation Agent" means any person named as such in the Conditions or any Successor Calculation Agent;

     "Certificate" means a registered certificate representing one or more Registered Notes of the same Series and, save as provided in the Conditions, comprising the entire holding by

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     a Noteholder of his Registered Notes of that Series and, save in the case of Global Certificates, being substantially in the form set out in Schedule 2;

     "Clearstream, Luxembourg" means Clearstream Banking, societe anonyme;

     "Conditions" means in respect of the Notes of each Series the terms and conditions applicable thereto which shall be substantially in the form set out in Schedule 2 as modified, with respect to any Notes represented by a Global Certificate or a Global Note, by the provisions of such Global Certificate or Global Note, shall incorporate any additional provisions forming part of such terms and conditions set out in the Pricing Supplement(s) relating to the Notes of that Series and shall be endorsed on the Definitive Notes subject to amendment and completion as referred to in the first paragraph of Schedule 2 Part C and any reference to a particularly numbered Condition shall be construed accordingly;

     "Contractual Currency" means, in relation to any payment obligation of any Note, the currency in which that payment obligation is expressed and, in relation to Clause 7, pounds sterling or such other currency as may be agreed between the Issuer and the Trustee from time to time;

     "Coupons" means the bearer coupons relating to interest bearing Bearer Notes or, as the context may require, a specific number of them and includes any replacement Coupons issued pursuant to the Conditions;

     "Definitive Note" means a Bearer Note in definitive form having, where appropriate, Coupons, Receipt(s) and/or a Talon attached on issue and, unless the context requires otherwise, means a Certificate (other than a Global Certificate) and includes any replacement Note or Certificate issued pursuant to the Conditions;

     "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System;

     "Event of Default" means an event described in Condition 10 that, if so required by that Condition, has been certified by the Trustee to be, in its opinion, materially prejudicial to the interests of the Noteholders;

     "Exchangeable Bearer Note" means a Bearer Note that is exchangeable in accordance with its terms for a Registered Note;

     "Excluded Subsidiary" has the meaning specified in Condition 6;

     "Extraordinary Resolution" has the meaning set out in Schedule 3;

     "Global Certificate" means a Certificate substantially in the form set out in Schedule 1 Part C representing Registered Notes of one or more Tranches of the same Series that are registered in the name of a nominee for Euroclear, Clearstream, Luxembourg and/or any other clearing system;

     "Global Note" means a temporary Global Note and/or, as the context may require, a permanent Global Note;

     "holder" in relation to a Note, Receipt, Coupon or Talon, and "Couponholder" and "Noteholder" have the meanings given to them in the Conditions;

     "Issuing and Paying Agent" means the person named as such in the Conditions or any Successor Issuing and Paying Agent in each case at its specified office;

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     "Notes" means the euro medium term notes to be issued by the Issuer pursuant to the Programme Agreement, constituted by this Trust Deed and for the time being outstanding or, as the context may require, a specific number of them;

     "outstanding" means, in relation to the Notes, all the Notes issued except
     (a) those that have been redeemed in accordance with the Conditions, (b) those in respect of which the date for redemption has occurred and the redemption moneys (including all interest accrued on such Notes to the date for such redemption and any interest payable after such date) have been duly paid to the Trustee or to the Issuing and Paying Agent as provided in Clause 2 and remain available for payment against presentation and surrender of Notes, Certificates, Receipts and/or Coupons, as the case may be, (c) those that have become void or in respect of which claims have become prescribed, (d) those that have been purchased and cancelled as provided in the Conditions, (e) those mutilated or defaced Bearer Notes that have been surrendered in exchange for replacement Bearer Notes, (f) (for the purpose only of determining how many Notes are outstanding and without prejudice to their status for any other purpose) those Bearer Notes alleged to have been lost, stolen or destroyed and in respect of which replacement Notes have been issued, (g) those Exchangeable Bearer Notes that have been exchanged for Registered Notes, and (h) any temporary Global Note to the extent that it shall have been exchanged for a permanent Global Note and any Global Note to the extent that it shall have been exchanged for one or more Definitive Notes, in either case pursuant to its provisions provided that for the purposes of (1) ascertaining the right to attend and vote at any meeting of the Noteholders, (2) the determination of how many Notes are outstanding for the purposes of Conditions 10 and 11 and Schedule 3, (3) the exercise of any discretion, power or authority that the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the Noteholders and (4) the certification (where relevant) by the Trustee as to whether a Potential Event of Default is in its opinion materially prejudicial to the interests of the Noteholders, those Notes that are beneficially held by or on behalf of the Issuer or any of its subsidiaries and not yet cancelled shall (unless no longer so held) be deemed not to remain outstanding;

     "Paying Agents" means the persons (including the Issuing and Paying Agent) referred to as such in the Conditions or any Successor Paying Agents in each case at their respective specified offices;

     "permanent Global Note" means a Global Note representing Bearer Notes of one or more Tranches of the same Series, either on issue or upon exchange of a temporary Global Note, or part of it, and which shall be substantially in the form set out in Schedule 1 Part B;

     "Potential Event of Default" means an event or circumstance that could with the giving of notice, lapse of time, issue of a certificate and/or fulfilment of any other requirement provided for in Condition 10 become an Event of Default;

     "Pricing Supplement" means, in relation to a Tranche, a pricing supplement, supplemental to the offering circular relating to the Programme, issued specifying the relevant issue details of such Tranche, substantially in the form contained in Annex B to the Procedures Memorandum;

     "Principal Subsidiary" means at any time:

     (a)  any Relevant Subsidiary and

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     (b)  any Subsidiary of the Issuer (not being an Excluded Subsidiary or any other Subsidiary of the Issuer 90 per cent. in principal amount of whose indebtedness for borrowed money is Project Finance Indebtedness):

          (i) whose (a) profits on ordinary activities before tax or (b) net assets represent 20 per cent. or more of the consolidated profits on ordinary activities before tax of the Group, or, as the case may be, consolidated net assets of the Group, in each case as calculated by reference to the then latest audited financial statements of such Subsidiary and the then latest audited consolidated financial statements of the Group; provided that in the case of a Subsidiary acquired after the end of the financial period to which the then latest relevant audited consolidated financial statements of the Group relate, the reference to the then latest audited consolidated financial statements of the Group for the purposes of the calculation above shall, until consolidated financial statements for the financial period in which the acquisition is made have been prepared and audited as aforesaid, be deemed to be a reference to such first-mentioned financial statements as if such Subsidiary had been shown in such financial statements by reference to its then latest relevant audited financial statements, adjusted as deemed appropriate by the Auditors after consultation with the Issuer or

          (ii) to which is transferred all or substantially all of the business, undertaking and assets of a Subsidiary of the Issuer which immediately prior to such transfer is a Principal Subsidiary, whereupon the transferor Subsidiary shall immediately cease to be a Principal Subsidiary and the transferee Subsidiary shall cease to be a Principal Subsidiary under this sub-paragraph (ii) upon publication of its next audited financial statements but so that such transferor Subsidiary or such transferee Subsidiary may be a Principal Subsidiary of the Issuer on or at any time after the date on which such audited financial statements have been published by virtue of the provisions of sub-paragraph (i) above or before, on or at any time after such date by virtue of the provisions of this sub-paragraph (ii).

     A report by the Auditors that, in their opinion, a Subsidiary of the Issuer is or is not or was or was not at any particular time or throughout any specified period a Principal Subsidiary of the Issuer shall, in the absence of manifest error, be conclusive and binding on all parties

     "Procedures Memorandum" means the memorandum (as may be amended from time to time) detailing the administrative procedures and guidelines relating to the settlement of issues of Notes (other than Syndicated Issues);

     "Programme Agreement" means the Amended and Restated Programme Agreement relating to the Programme dated the date hereof between the Issuer, J.P. Morgan Securities Ltd. and the other dealers and arrangers named in it;

     "Programme Limit" means the maximum aggregate principal amount of Notes that may be issued and outstanding at any time under the Programme, as such limit may be increased pursuant to the Programme Agreement;

     "Receipts" means the receipts for the payment of instalments of principal in respect of Bearer Notes of which the principal is repayable in instalments or, as the context may

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     require, a specific number of them and includes any replacement Receipts issued pursuant to the Conditions;

     "Redemption Amount" has the meaning given to it in the Conditions;

     "Register" means the register maintained by the Registrar;

     "Registered Note" means a Note in registered form;

     "Registrar" means the person named as such in the Conditions or any Successor Registrar in each case at its specified office;

     "Relevant Subsidiary" has the meaning specified in Condition 6;

     "Restructuring Event" has the meaning specified in Condition 6;

     "Series" means a series of Notes comprising one or more Tranches issued by the same Issuer, whether or not issued on the same date, that (except in respect of the first payment of interest and their issue price) have identical terms on issue and are expressed to have the same series number;

     "specified office" means, in relation to a Paying Agent, the Registrar or a Transfer Agent the office identified with its name at the end of the Conditions or any other office approved by the Trustee and notified to Noteholders pursuant to Clause 6.13;

     "Subsidiary" has the meaning specified in Condition 6;

     "Successor" means, in relation to an Agent such other or further person as may from time to time be appointed by the Issuer as such Agent with the written approval of, and on terms approved in writing by, the Trustee and notice of whose appointment is given to Noteholders pursuant to Clause 6.13;

     "Talons" mean talons for further Coupons or, as the context may require, a specific number of them and includes any replacement Talons issued pursuant to the Conditions;

     "TARGET System" means the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System or any successor thereto;

     "temporary Global Note" means a Global Note representing Bearer Notes of one or more Tranches of the same Series on issue and which shall be substantially in the form set out in Schedule 1 Part A;

     "Tranche" means, in relation to a Series, those Notes of that Series that are issued on the same date at the same issue price and in respect of which the first payment of interest is identical;

     "Transfer Agents" means the persons (including the Registrar) referred to as such in the Conditions or any Successor Transfer Agents in each case at their specified offices; and

     "trust corporation" means a trust corporation (as defined in the Law of Property Act 1925) or a corporation entitled to act as a trustee pursuant to applicable foreign legislation relating to trustees.

1.2  Construction of Certain References: References to:

     1.2.1 costs, charges, remuneration or expenses include any value added, turnover or similar tax charged in respect thereof;

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     1.2.2  an action, remedy or method of judicial proceedings for the enforcement of creditors' rights include references to the action, remedy or method of judicial proceedings in jurisdictions other than England as shall most nearly approximate thereto;

     1.2.3 words and expressions defined in the Agency Agreement or used in the applicable Pricing Supplement shall have the same meaning where used herein unless the context otherwise requires or unless otherwise stated and provided that, in the event of inconsistency between the Agency Agreement and this Trust Deed this Trust Deed shall prevail and, in the event of inconsistency between the Agency Agreement or this Trust Deed and the applicable Pricing Supplement, the applicable Pricing Supplement shall prevail; and

     1.2.4 for the purposes of the definition of and references to "outstanding" in Clause 2 and Schedule 3 and for the purpose of Clause 8.9 and Conditions 9, 10 and 14 receipts issued pursuant to Condition 6(f) shall be treated as if they were Notes and for the purposes of Schedule 3 the principal amount of the Notes represented by each receipt with determine voting entitlement thereunder.

1.3  Headings: Headings shall be ignored in construing this Trust Deed.

1.4 Contracts: References in this Trust Deed to this Trust Deed or any other document are to this Amended and Restated Trust Deed or those documents as amended, supplemented or replaced from time to time in relation to the Programme and include any document that amends, supplements or replaces them.

1.5 Schedules: The Schedules are part of this Trust Deed and have effect accordingly and terms defined there and not in the main body of this Trust Deed shall have the meaning given to them there.

1.6 Alternative Clearing System: References in this Trust Deed to Euroclear and/or Clearstream, Luxembourg shall, wherever the context so permits, be deemed to include reference to any additional or alternative clearing system approved by the Issuer, the Trustee and the Issuing and Paying Agent.

1.7 Contracts (Rights of Third Parties) Act 1999: A person who is not a party to this Trust Deed has no right by virtue of the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Trust Deed.

2    Issue of Notes and Covenant to pay

2.1 Issue of Notes: The Issuer may from time to time issue Notes in Tranches of one or more Series on a continuous basis with no minimum issue size in accordance with the Programme Agreement. By not later than 3.00 pm (London time) on the second business day in London (which for this purpose shall be a day on which commercial banks are open for business in London) preceding each proposed issue date, the Issuer shall give written notice or procure that it is given to the Trustee of the proposed issue of such Tranche, specifying the details to be included in the relevant Pricing Supplement. Upon the issue by the Issuer of any Notes expressed to be constituted by this Trust Deed, such Notes shall forthwith be constituted by this Trust Deed without any further formality and irrespective of whether or not the issue of such debt securities contravenes any covenant or other restriction in this Trust Deed or the Programme Limit.

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2.2  Separate Series: The provisions of sub-Clauses 2.3, 2.4, 2.5 and 2.6 and of
     Clauses 3 to 15 and Schedule 3 (all inclusive) shall apply mutatis mutandis separately and independently to the Notes of each Series and in such Clauses and Schedule the expressions "Noteholders", "Certificates", "Receipts", "Coupons", "Couponholders" and "Talons", together with all other terms that relate to Notes or their Conditions, shall be construed as referring to those of the particular Series in question and not of all Series unless expressly so provided, so that each Series shall be constituted by a separate trust pursuant to sub-Clause 2.3 and that, unless expressly provided, events affecting one Series shall not affect any other.

2.3 Covenant to Pay: The Issuer shall on any date when any Notes become due to be redeemed, in whole or in part, unconditionally pay to or to the order of the Trustee in the Contractual Currency, in the case of any Contractual Currency other than euro, in the principal financial centre for the Contractual Currency and in the case of euro, in a city in which banks have access to the TARGET System in same day funds the Redemption Amount of the Notes becoming due for redemption on that date together with any applicable premium and shall (subject to the Conditions) until such payment (both before and after judgment) unconditionally so pay to or to the order of the Trustee interest on the principal amount of the Notes outstanding as set out in the Conditions (subject to sub-Clause 2.6) provided that (1) payment of any sum due in respect of the Notes made to the Issuing and Paying Agent as provided in the Agency Agreement shall, to that extent, satisfy such obligation except to the extent that there is failure in its subsequent payment to the relevant Noteholders or Couponholders under the Conditions and (2) a payment made after the due date or as a result of the Note becoming repayable following an Event of Default shall be deemed to have been made when the full amount due has been received by the Issuing and Paying Agent or the Trustee and notice to that effect has been given to the Noteholders (if required under Clause 6.11), except to the extent that there is failure in its subsequent payment to the relevant Noteholders or Couponholders under the Conditions. This covenant shall only have effect each time Notes are issued and outstanding, when the Trustee shall hold the benefit of this covenant on trust for the Noteholders and Couponholders of the relevant Series.

2.4 Discharge: Subject to sub-Clause 2.5, any payment to be made in respect of the Notes, Receipts or the Coupons by the Issuer or the Trustee may be made as provided in the Conditions and any payment so made shall (subject to sub-Clause 2.5) to that extent be a good discharge to the Issuer or the Trustee, as the case may be.

2.5 Payment after a Default: At any time after an Event of Default or a Potential Event of Default has occurred the Trustee may:

     2.5.1 by notice in writing to the Issuer, the Paying Agents and the Transfer Agents, require the Paying Agents and the Transfer Agents, until notified by the Trustee to the contrary, so far as permitted by applicable law:

            (i) to act as Paying Agents and Transfer Agents of the Trustee under this Trust Deed and the Notes on the terms of the Agency Agreement (with consequential amendments as necessary and except that the Trustee's liability for the indemnification, remuneration and expenses of the Paying Agents and the Transfer Agents shall be limited to the amounts for the time being held by the Trustee in respect of the Notes on the terms of this Trust Deed) and thereafter to hold all Notes, Certificates, Receipts, Coupons and Talons and all moneys, documents and records held by them in respect of

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                 Notes, Certificates, Receipts, Coupons and Talons to the order of the Trustee; or

            (ii) to deliver all Notes, Certificates, Receipts, Coupons and
                 Talons and all moneys, documents and records held by them in respect of the Notes, Certificates, Receipts, Coupons and Talons to the Trustee or as the Trustee directs in such notice save for documents required to be retained by the Agents by law or regulation; and

     2.5.2 by notice in writing to the Issuer require it to make all subsequent payments in respect of the Notes, Receipts, Coupons and Talons to or to the order of the Trustee and not to the Issuing and Paying Agent.

2.6 Rate of Interest After a Default: If the Notes bear interest at a floating or other variable rate and they become immediately payable under the Conditions, the rate of interest payable in respect of them shall continue to be calculated by the Calculation Agent in accordance with the Conditions (with consequential amendments as necessary) except that the rates of interest need not be published unless the Trustee otherwise requires. The first period in respect of which interest shall be so calculable shall commence on the expiry of the Interest Period during which the Notes become so repayable.

3    Form of the Notes

3.1 The Global Notes: The Notes shall initially be represented by a temporary Global Note, a permanent Global Note or one or more Certificates in the principal amount of the Tranche being issued. Interests in temporary Global Notes shall be exchangeable for Definitive Notes, Registered Notes or interests in permanent Global Notes as set out in each temporary Global Note. Interests in permanent Global Notes shall be exchangeable for Definitive Notes and/or Registered Notes as set out in each permanent Global Note.

3.2 The Definitive Notes: The Definitive Notes, Receipts, Coupons and Talons shall be security printed and the Certificates shall be printed, in each case in accordance with applicable legal and stock exchange requirements substantially in the forms set out in Schedule 2. The Notes and Certificates (other than Global Certificates) shall be endorsed with the Conditions.

3.3 Signature: The Notes, Certificates, Receipts, Coupons and Talons shall be signed manually or in facsimile by a Director of the Issuer, the Notes shall be authenticated by or on behalf of the Issuing and Paying Agent and the Certificates shall be authenticated by or on behalf of the Registrar. The Issuer may use the facsimile signature of a person who at the date of this Trust Deed is such a Director even if at the time of issue of any Notes, Certificates, Receipts, Coupons or Talons he no longer holds that office. Notes, Certificates, Receipts, Coupons and Talons so executed and authenticated shall be or, in the case of Certificates, represent binding and valid obligations of the Issuer.

4    Stamp Duties and Taxes

4.1 Stamp Duties: The Issuer shall pay any stamp, issue, documentary or other taxes and duties, including interest and penalties, payable in Belgium, Luxembourg, the United Kingdom and the country of each Contractual Currency in respect of the creation, issue and offering of the Notes, Certificates, Receipts, Coupons and Talons and the execution or delivery of this Trust Deed. The Issuer shall also indemnify the Trustee, the Noteholders and the Couponholders from and against all stamp, issue, documentary or other taxes paid

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                                      -8-
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     by any of them in any jurisdiction in connection with any action taken by or on behalf of the Trustee or, as the case may be, the Noteholders or the Couponholders to enforce the Issuer's obligations under this Trust Deed or the Notes, Certificates, Receipts, Coupons or Talons.

4.2 Change of Taxing Jurisdiction: If the Issuer becomes subject generally to the taxing jurisdiction of a territory or a taxing authority of or in that territory with power to tax other than or in addition to the United Kingdom or any such authority of or in such territory then the Issuer shall (unless the Trustee otherwise agrees) give the Trustee an undertaking satisfactory to the Trustee in terms corresponding to the terms of Condition 8 with the substitution for, or (as the case may require) the addition to, the references in that Condition to the United Kingdom of references to that other or additional territory or authority to whose taxing jurisdiction the Issuer has become so subject. In such event this Trust Deed and the Notes, Certificates, Receipts, Coupons and Talons shall be read accordingly.

5    Application of moneys received by the Trustee

5.1 Declaration of Trust: All moneys received by the Trustee in respect of the Notes or amounts payable under this Trust Deed shall, despite any appropriation of all or part of them by the Issuer, be held by the Trustee on trust to apply them (subject to Clause 5.2):

         first, in payment of all costs, charges, expenses and liabilities incurred by the Trustee (including remuneration payable to it) in carrying out its functions under this Trust Deed;

         secondly, in payment of any amounts owing in respect of the Notes, Receipts or Coupons pari passu and rateably; and

         thirdly, in payment of any balance to the Issuer for itself.

     If the Trustee holds any moneys in respect of Notes, Receipts or Coupons that have become void or in respect of which claims have become prescribed, the Trustee shall hold them on these trusts.

5.2 Accumulation: If the amount of the moneys at any time available for payment in respect of the Notes under sub-Clause 5.1 is less than 10 per cent of the principal amount of the Notes then outstanding, the Trustee may, at its discretion, invest such moneys. The Trustee may retain such investments and accumulate the resulting income until the investments and the accumulations, together with any other funds for the time being under its control and available for such payment, amount to at least 10 per cent of the principal amount of the Notes then outstanding and then such investments, accumulations and funds (after deduction of, or provision for, any applicable taxes) shall be applied as specified in sub-Clause 5.1.

5.3 Investment: Moneys held by the Trustee may be invested in its name or under its control in any investments or other assets anywhere whether or not they produce income or deposited in its name or under its control at such bank or other financial institution in such currency as the Trustee may, in its absolute discretion, think fit. If that bank or institution is the Trustee or a subsidiary, holding or associated company of the Trustee, it need only account for an amount of interest equal to the largest amount of interest payable by it on such a deposit to an independent customer. The Trustee may at any time vary or transpose any such investments or assets or convert any moneys so deposited into any

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                                      -9-
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     other currency, and shall not be responsible for any resulting loss, whether by depreciation in value, change in exchange rates or otherwise.

6    Covenants

     So long as any of the Notes remains outstanding, the Issuer covenants that it shall:

6.1  at all times carry on and conduct its affairs in a proper manner;

6.2 so far as permitted by applicable law, give to the Trustee such information as it shall require and in such form as it shall require (including without limitation the procurement by the Issuer of all such certificates called for by the Trustee pursuant to Clause 8.4) for the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or by operation of law;

6.3 cause to be prepared and certified by the Auditors in respect of each financial accounting period accounts in such form as will comply with all relevant legal and accounting requirements and all requirements for the time being of the UK Listing Authority;

6.4 at all times keep and procure its Principal Subsidiaries to keep proper books of account and, at any time after the occurrence of an Event of Default or a Potential Event of Default or if the Trustee certifies in writing to the Issuer that it has reasonable grounds to believe that an Event of Default or a Potential Event of Default has or may have occurred and so far as permitted by applicable law allow and procure its Principal Subsidiaries to allow the Trustee and any person appointed by the Trustee to whom the Issuer or the relevant Principal Subsidiary (as the case may be) shall have no reasonable objection, upon reasonable notice, free access to such books of account at all reasonable times during normal business hours for the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or by operation of law;

6.5 send to the Trustee (in addition to any copies to which it may be entitled as a holder of any securities of the Issuer) four copies in English of every balance sheet, profit and loss account, report, circular and notice of general meeting and every other document issued or sent to its shareholders together with any of the foregoing, and every document issued or sent to its creditors (or any class thereof) generally concerning the financial condition of the Issuer and its Subsidiaries, in each case in their capacities as such, as soon as practicable after the issue or publication thereof;

6.6 give notice in writing to the Trustee of the occurrence of any Event of Default or any Potential Event of Default immediately upon becoming aware of the same;

6.7 send to the Trustee (a) within 14 days after demand by the Trustee therefor and (b) (without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each financial period commencing with the financial period ending 31 March 1998 and in any event not later than 180 days after the end of each such financial period a certificate of the Issuer signed by two Directors of the Issuer to the effect that, to the best of the knowledge, information and belief of the Issuer, as at a date not more than seven days before delivering such certificate (the "relevant date") there did not exist and had not existed since the relevant date of the previous certificate (or in the case of the first such certificate the date hereof) any Event of Default or any Potential Event of Default (or if such exists or existed specifying the same) and that during the period from and including the relevant date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the relevant date of such certificate the Issuer

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                                     -10-
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     has complied with all its obligations contained in these presents or (if such is not the case) specifying the respects in which it has not complied;

6.8 so far as permitted by applicable law, at all times execute and do all such further documents, acts and things as may be necessary at any time or times in the reasonable opinion of the Trustee to give effect to these presents;

6.9 at all times maintain a Principal Paying Agent, a Registrar and a Transfer Agent in accordance with the Conditions and, in the case of a Principal Paying Agent and a Registrar, so long as any of the Notes or Coupons remains liable to prescription;

6.10 use all reasonable endeavours to procure the Principal Paying Agent to notify the Trustee forthwith in the event that it does not, on or before the due date for any payment in respect of the Notes or any of them or any of the Coupons, receive unconditionally pursuant to the Agency Agreement payment of the full amount in the requisite currency of the moneys payable on such due date on all such Notes or Coupons as the case may be;

6.11 in the event of the unconditional payment to the Principal Paying Agent of any sum due in respect of the Notes or any of them or any of the Coupons being made after the due date for payment thereof forthwith give or procure to be given notice to the relevant Noteholders in accordance with Condition 16 that such payment has been made;

6.12 use all reasonable endeavours to maintain the listing of the Notes on the official list maintained by the Financial Services Authority in its capacity as UK Listing Authority and the trading of such notes on the market for listed securities of the London Stock Exchange plc or, if it is unable to do so having used all reasonable endeavours or if the maintenance of such listing or trading is in the reasonable opinion of the Issuer unduly onerous, use all reasonable endeavours to obtain and maintain a quotation or listing of the Notes on such other stock exchange or exchanges or securities market or markets as the Issuer may (with the prior approval of the Trustee, such approval not to be unreasonably withheld or delayed) decide and shall also upon obtaining a quotation or listing of the Notes on such other stock exchange or exchanges or securities market or markets enter into a deed supplemental to this Trust Deed to effect such consequential amendments to these presents as the Trustee may require to comply with the requirements of any such stock exchange or securities market;

6.13 give notice to the Noteholders in accordance with Condition 16 of any appointment, resignation or removal of any Agent after having obtained the approval of the Trustee thereto or any change of any Agent's specified office and (except as provided by the Agency Agreement) at least 30 days prior to such event taking effect; provided always that so long as any of the Notes remains outstanding in the case of the termination of the appointment of the Registrar or a Transfer Agent or so long as any of the Notes or Coupons remains liable to prescription in the case of the termination of the appointment of the Principal Paying Agent no such termination shall take effect until a new Registrar, Transfer Agent or Principal Paying Agent has been appointed on terms approved by the Trustee;

6.14 obtain the prior written approval of the Trustee to, and promptly give to the Trustee four copies of, the form of every notice given to the Noteholders in accordance with Condition 16 (such approval, unless so expressed, not to constitute approval for the purposes of Section 57 of the Financial Services Act 1986 of the United Kingdom of any such notice which is an investment advertisement (as therein defined));

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                                     -11-
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6.15 if the Issuer shall become subject generally to the taxing jurisdiction of any territory or any political sub-division thereof or any authority therein or thereof having power to tax other than or in addition to the United Kingdom or any such political sub-division thereof or any such authority therein or thereof, immediately upon becoming aware thereof notify the Trustee of such event and (unless the Trustee otherwise agrees) enter forthwith into a Trust Deed supplemental to this Trust Deed, giving to the Trustee an undertaking or covenant in form and manner satisfactory to the Trustee in terms corresponding to the terms of Condition 8 with the substitution for (or, as the case may be, the addition to) the references therein to the United Kingdom or any political sub-division thereof or any authority therein or thereof having power to tax of references to that other or additional territory or any political sub-division thereof or any authority therein or thereof having power to tax to whose taxing jurisdiction the Issuer shall have become subject as aforesaid such Trust Deed also (where applicable) to modify Condition 6(c) so that such Condition shall make reference to the other or additional territory, any political sub-division thereof and any authority therein or thereof having power to tax;

6.16 comply with and perform all its obligations under the Agency Agreement and use all reasonable endeavours to procure that the Agents comply with and perform all their respective obligations thereunder and not make any amendment or modification to the Agency Agreement without the prior written approval of the Trustee;

6.17 in order to enable the Trustee to ascertain the principal amount of Notes of each series for the time being outstanding for any of the purposes referred to in the proviso to the definition of "outstanding" in Clause 1, deliver to the Trustee as soon as reasonably practicable after being so requested in writing by the Trustee a certificate in writing signed by two Directors of the Issuer setting out the total number and aggregate principal amount of Notes of each series which:

     6.17.1 up to and including the date of such certificate have been purchased by the Issuer or any other Subsidiary of the Issuer and cancelled and

     6.17.2 are at the date of such certificate held for the benefit of, or on behalf of, the Issuer or any other Subsidiary of the Issuer

6.18 procure its Subsidiaries to comply with all (if any) applicable provisions concerning the purchase of Notes of Condition 6(g);

6.19 use all reasonable endeavours to procure that each of the Paying Agents makes available for inspection by Noteholders and Couponholders at its specified office copies of these presents, the Agency Agreement and, as soon as practicable after the date of publication thereof, the then latest audited balance sheet and profit and loss account (consolidated if applicable) of the Issuer;

6.20 if, in accordance with the provisions of the Conditions, interest in respect of Bearer Securities denominated in U.S. dollars becomes payable at the specified office of any Paying Agent in the United States of America promptly give notice thereof to the Noteholders in accordance with Condition 16;

6.21 give written notice to the Trustee (i) of any designation of any of its Subsidiaries as an Excluded Subsidiary and (ii) forthwith upon any such Excluded Subsidiary ceasing to be an Excluded Subsidiary for the purpose of Condition 6;

6.22 give to the Trustee at the same time as sending to it the certificates referred to in Clause 16.7 above and in any event not later than 180 days after the last day of each financial

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                                     -12-
     period of the Issuer, a certificate by the Auditors listing those Subsidiaries of the Issuer which as at such last day were Principal Subsidiaries for the purposes of Condition 10;

6.23 give to the Trustee, as soon as reasonably practicable after the acquisition or disposal of any company which thereby becomes or ceases to be a Principal Subsidiary of the Issuer or after any transfer is made to any Subsidiary of the Issuer which thereby becomes a Principal Subsidiary, a certificate by the Auditors to such effect;

6.24 upon due surrender in accordance with the Conditions, pay the face value of all Coupons (including Coupons issued in exchange for Talons) appertaining to all Notes purchased by the Issuer or any Subsidiary of the Issuer;

6.25 forthwith give notice in writing to the Trustee of:

     6.25.1 the occurrence of any Restructuring Event or of any event (a "Potential Restructuring Event") which, depending on any certification as provided in the definition of "Restructuring Event", may be a Restructuring Event;

     6.25.2 (if at the time any Restructuring Event occurs there are Rated Securities) the occurrence of any Rating Downgrade in respect of that Restructuring Event within the Restructuring Period; and

     6.25.3 (if at the time any Restructuring Event occurs there are no Rated Securities) the obtaining of a rating in accordance with the definition of "Negative Rating Event" or the occurrence of a Negative Rating Event;

6.26 send to the Trustee within fourteen days of any request by the Trustee (such request only to be made after consultation with the Issuer or after the Issuer has failed or refused to be consulted) a certificate signed by any two directors of the Issuer giving their opinion on any matter relating to or on any aspect of a Potential Restructuring Event (as defined in Clause 6.25.1 above) requested by the Trustee and in forming an opinion on whether the Potential Restructuring Event is a Restructuring Event the Trustee shall be entitled, but not bound, to rely solely on such certificate and if it does so rely, such certificate, and the determination of the Trustee (in reliance on such certificate) as to whether or not a Restructuring Event has occurred, shall be binding on the Issuer, the Noteholders and the Couponholders and the Trustee shall incur no liability to any person for so relying on such certificate; and

6.27 procure the delivery of legal opinions addressed to the Trustee dated the date of such delivery, in form and content acceptable to the Trustee:

     6.27.1 from Linklaters or such other firm of legal advisers as may be agreed between the Issuer and the Trustee as to the laws of England, on each anniversary of this Trust Deed and on the date of any amendment to this Trust Deed;

     6.27.2 from legal advisers, reasonably acceptable to the Trustee as to such law as may reasonably be requested by the Trustee, on the issue date for the Notes in the event of a proposed issue of Notes of such a nature and having such features as might lead the Trustee to conclude that it would be prudent, having regard to such nature and features, to obtain such legal opinion(s) or in the event that the Trustee considers it prudent in view of a change (or proposed change) in (or in the interpretation or application of) any applicable law, regulation or circumstance affecting the Issuer, the Trustee, the Notes, the Certificates, the Receipts, the Coupons, the Talons, this Trust Deed or the Agency Agreement; and

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                                     -13-

     6.27.3 on each occasion on which a legal opinion is given to any Dealer in relation to any Notes pursuant to the Programme Agreement from the legal adviser giving such opinion.

7    Remuneration and Indemnification of the Trustee

7.1 Normal Remuneration: So long as any Note is outstanding the Issuer shall pay the Trustee as remuneration for its services as Trustee such sum on such dates in each case as the Issuer and the Trustee may from time to time agree. Such remuneration shall accrue from day to day from the date of this Trust Deed. However, if any payment to a Noteholder or Couponholder of moneys due in respect of any Note, Receipts or Coupon is improperly withheld or refused, such remuneration shall again accrue as from the date of such withholding or refusal until payment to such Noteholder or Couponholder is duly made.

7.2 Extra Remuneration: If an Event of Default shall have occurred or if the Trustee finds it expedient or necessary or is requested by the Issuer to undertake duties that they both agree to be of an exceptional nature or otherwise outside the scope of the Trustee's normal duties under this Trust Deed, the Issuer shall pay such additional remuneration as they may agree or, failing agreement as to any of the matters in this sub-Clause (or as to such sums referred to in sub-Clause 7.1), as determined by a merchant bank (acting as an expert) selected by the Trustee and approved by the Issuer or, failing such approval, nominated by the President for the time being of The Law Society of England and Wales. The expenses involved in such nomination and such merchant bank's fee shall be shared equally between the Trustee and the Issuer. The determination of such merchant bank shall be conclusive and binding on the Issuer, the Trustee, the Noteholders and the Couponholders.

7.3 Expenses: The Issuer shall also on demand by the Trustee pay or discharge all costs, charges, liabilities and expenses incurred by the Trustee in the preparation and execution of this Trust Deed and the performance of its functions under this Trust Deed including, but not limited to, legal and travelling expenses and any stamp, documentary or other taxes or duties paid by the Trustee in connection with any legal proceedings properly brought or contemplated by the Trustee against the Issuer to enforce any provision of this Trust Deed, the Notes, the Receipts, the Coupons or the Talons. Such costs, charges, liabilities and expenses shall:

     7.3.1 in the case of payments made by the Trustee before such demand, carry interest from the date of the demand at the rate of 2 per cent per annum over the base rate of National Westminster Bank PLC on the date on which the Trustee made such payments; and

     7.3.2 in other cases, carry interest at such rate from 30 days after the date of the demand or (where the demand specifies that payment is to be made on an earlier date) from such earlier date.

7.4 Indemnity: The Issuer shall indemnify the Trustee in respect of all liabilities and expenses incurred by it or by anyone appointed by it or to whom any of its functions may be delegated by it in the carrying out of its functions and against any loss, liability, proper cost, claim, action, demand or expense (including, but not limited to, all proper costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) that any of them may incur or that may be made against any of

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                                     -14-
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     them arising out of or in relation to or in connection with, its appointment or the exercise of its functions.

7.5 Continuing Effect: Sub-clauses 7.3 and 7.4 shall continue in full force and effect as regards the Trustee even if it no longer is Trustee.

7.6 Cost Allocation: The Trustee shall be entitled in its absolute discretion to determine in respect of which Series of Notes any costs, charges, liabilities and expenses incurred under this Trust Deed have been incurred or to allocate any such costs, charges, liabilities and expenses between the Notes of any two or more Series.

8    Provisions supplemental to the Trustee Act 1925

8.1 Advice: The Trustee may act on the opinion or advice of, or information obtained from, any expert and shall not be responsible to anyone for any loss occasioned by so acting provided it shall have exercised proper care in the selection of such person. Any such opinion, advice or information may be sent or obtained by letter, telex or fax and the Trustee shall not be liable to anyone for acting in good faith on any opinion, advice or information purporting to be conveyed by such means even if it contains some error or is not authentic.

8.2 Resolutions of Noteholders: The Trustee shall not be responsible for having acted in good faith on a resolution purporting to have been passed at a meeting of Noteholders in respect of which minutes have been made and signed even if it is later found that there was a defect in the constitution of the meeting or the passing of the resolution or that the resolution was not valid or binding on the Noteholders or Couponholders.

8.3 Certificate Signed by Directors: If the Trustee, in the exercise of its functions, requires to be satisfied or to have information as to any fact or the expediency of any act, it may call for and accept as sufficient evidence of that fact or the expediency of that act a certificate signed by any two Directors of the Issuer as to that fact or to the effect that, in their opinion, that act is expedient and the Trustee need not call for further evidence and shall not be responsible for any loss occasioned by acting on such a certificate.

8.4 Deposit of Documents: The Trustee may deposit this Trust Deed and any other documents with any bank or entity whose business includes the safe custody of documents or with any lawyer or firm of lawyers believed by it to be of good repute and may pay all sums due in respect thereof and provided that it shall have exercised proper care in the selection of such person, the Trustee shall not be liable to anyone for any loss occasioned by so acting.

8.5 Discretion: The Trustee shall have absolute and uncontrolled discretion as to the exercise of its functions and shall not be responsible for any loss, liability, cost, claim, action, demand, expense or inconvenience that may result from their exercise or non-exercise.

8.6 Agents: Whenever it considers it expedient in the interests of the Noteholders, the Trustee may, in the conduct of its trust business, instead of acting personally, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Trustee (including the receipt and payment of money). Provided that it shall have exercised proper care in the selection of such person, the Trustee shall not be responsible to anyone for any misconduct or omission by any such

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                                     -15-
     agent so employed by it or be bound to supervise the proceedings or acts of any such agent.

8.7 Delegation: Whenever it considers it expedient in the interests of the Noteholders, the Trustee may delegate to any person on any terms (including power to sub-delegate) all or any of its functions. If the Trustee exercises proper care in selecting such delegate, it shall not have any obligation to supervise such delegate or be responsible for any loss, liability, cost, claim, action, demand or expense incurred by reason of any misconduct or default by any such delegate or sub-delegate.

8.8 Forged Notes: The Trustee shall not be liable to the Issuer or any Noteholder or Couponholder by reason of having accepted as valid or not having rejected any Note, Certificate, Receipt, Coupon or Talon purporting to be such and later found to be forged or not authentic.

8.9 Confidentiality: Unless ordered to do so by a court of competent jurisdiction, the Trustee shall not be required to disclose to any Noteholder or Couponholder any confidential financial or other information made available to the Trustee by the Issuer and no Noteholder or Couponholder shall be entitled to take any action to obtain such information from the Trustee.

8.10 Determinations Conclusive: As between itself and the Noteholders and Couponholders, the Trustee may determine all questions and doubts arising in relation to any of the provisions of this Trust Deed. Such determinations, whether made upon such a question actually raised or implied in the acts or proceedings of the Trustee, shall be conclusive and shall bind the Trustee, the Noteholders and the Couponholders.

8.11 Currency Conversion: Where it is necessary or desirable to convert any sum from one currency to another, it shall (unless otherwise provided hereby or required by law) be converted at such rate or rates, in accordance with such method and as at such date as may reasonably be specified by the Trustee having consulted the Issuer (if the Trustee reasonably believes such consultation to be in the interests of the Noteholders) but having regard to current rates of exchange, if available. Any rate, method and date so specified shall be binding on the Issuer, the Noteholders and the Couponholders.

8.12 Events of Default: The Trustee may determine whether or not an Event of Default or Potential Event of Default is in its opinion capable of remedy and/or materially prejudicial to the interests of the Noteholders. Any such determination shall be conclusive and binding on the Issuer, the Noteholders and the Couponholders.

8.13 Payment for and Delivery of Notes: The Trustee shall not be responsible for the receipt or application by the Issuer of the proceeds of the issue of the Notes, any exchange of Notes or the delivery of Notes to the persons entitled to them.

8.14 Legal Opinions: The Trustee shall not be responsible to any person for failing to request, require or receive any legal opinion relating to any Notes or for checking or commenting upon the content of any such legal opinion.

8.15 Notes Held by the Issuer etc.: In the absence of knowledge or express notice to the contrary, the Trustee may assume without enquiry (other than requesting a certificate under Clause 6.17) that no Notes are for the time being held by or on behalf of the Issuer or any of its Subsidiaries.

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                                     -16-

8.16 Programme Limit: The Trustee shall not be concerned, and need not enquire, as to whether or not any Notes are issued in breach of the Programme Limit.

8.17 Consent or Approval: Any consent or approval given by the Trustee for the purposes of this Trust Deed may be given on such terms and subject to such conditions (if any) as the Trustee thinks fit.

8.18 Recitals: With the exception of Recital (B), the Trustee assumes no responsibility for the correctness of the recitals to this Trust Deed, which shall be taken as statements of the Issuer, and shall not by the execution of this Trust Deed or any Supplemental Trust Deed be deemed to make any representation as to, the adequacy, sufficiency, validity or enforceability of this Trust Deed or any Supplemental Trust Deed.

8.19 Apportionment: The Trustee may apportion amounts due to it under Clause 5.1 of this Trust Deed between Notes of different Series as it thinks fit.

8.20 Trustee to assume Performance: The Trustee shall not be bound to give notice to any person of the execution of any documents comprised in these presents or to take any steps to ascertain whether any Event of Default, Potential Event of Default, Restructuring Event, Potential Restructuring Event (as defined in Clause 6.25) or Negative Rating Event has happened and, until it shall have actual knowledge or express notice to the contrary, the Trustee shall be entitled to assume that no Event of Default, Potential Event of Default, Restructuring Event, Potential Restructuring Event (as defined in Clause 6.25) or Negative Rating Event has happened and that the Issuer is observing and performing all its obligations under this Trust Deed, the Notes, the Receipts, the Coupons and the Talons.

9    Trustee liable for negligence

     If the Trustee fails to show the degree of care and diligence required of it as trustee having regard to the provisions of the Trust Deed conferring on it powers, duties and discretions, nothing in this Trust Deed shall relieve or indemnify it from or against any liability that would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty.

10   Waiver and proof of default

10.1 Waiver: The Trustee may, without the consent of the Noteholders or Couponholders and without prejudice to its rights in respect of any subsequent breach, from time to time and at any time, if in its opinion the interests of the Noteholders will not be materially prejudiced thereby, waive or authorise, on such terms as seem expedient to it, any breach or proposed breach by the Issuer of this Trust Deed or the Conditions or determine that an Event of Default or Potential Event of Default shall not be treated as such provided that the Trustee shall not do so in contravention of an express direction given by an Extraordinary Resolution or a request made pursuant to Condition 10. No such direction or request shall affect a previous waiver, authorisation or determination. Any such waiver, authorisation or determination shall be binding on the Noteholders and the Couponholders and, if the Trustee so requires, shall be notified to the Noteholders as soon as practicable.

10.2 Proof of Default: Proof that the Issuer has failed to pay a sum due to the holder of any one Note, Receipt or Coupon shall (unless the contrary be proved) be sufficient evidence that it has made the same default as regards all other Notes, Receipts or Coupons that are then payable.

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                                     -17-
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11   Trustee not precluded from entering into contracts

     The Trustee and any other person, whether or not acting for itself, may acquire, hold or dispose of any Note, Receipt, Coupon, Talon or other security (or any interest therein) of the Issuer or any other person, may enter into or be interested in any contract or transaction with any such person and may act on, or as depositary or agent for, any committee or body of holders of any securities of any such person in each case with the same rights as it would have had if the Trustee were not acting as Trustee and need not account for any profit.

12   Modification and Substitution

12.1 Modification: The Trustee may agree without the consent of the Noteholders or Couponholders to any modification to this Trust Deed which is of a formal, minor or technical nature or to correct a manifest error. The Trustee may also so agree to any modification to this Trust Deed that is in its opinion not materially prejudicial to the interests of the Noteholders, but subject to the provisions of Clause 12.2 such power does not extend to any such modification as is mentioned in paragraphs 2.2 and 2.8 of Schedule 3.

12.2 Substitution:

     12.2.1 The Trustee may, without the consent of the Noteholders or Couponholders, agree to the substitution of any company (the "Substituted Obligor") in place of the Issuer (or of any previous substitute under this sub- Clause) as the principal debtor under this Trust Deed, the Notes, the Receipts, the Coupons and the Talons provided that:

            (i) a deed is executed or undertaking given by the Substituted Obligor to the Trustee, in form and manner satisfactory to the Trustee, agreeing to be bound by this Trust Deed, the Notes, the Receipts, the Coupons and the Talons (with consequential amendments as the Trustee may deem appropriate) as if the Substituted Obligor had been named in this Trust Deed, the Notes, the Certificates, the Receipts, the Coupons and the Talons as the principal debtor in place of the Issuer;

            (ii) if the Substituted Obligor is subject generally to the taxing jurisdiction of a territory or any authority of or in that territory with power to tax (the "Substituted Territory") other than the territory to the taxing jurisdiction of which (or to any such authority of or in which) the Issuer is subject generally (the "Issuer's Territory"), the Substituted Obligor shall (unless the Trustee otherwise agrees) give to the Trustee an undertaking satisfactory to the Trustee in terms corresponding to Condition 8 with the substitution for the references in that Condition to the Issuer's Territory of references to the Substituted Territory whereupon the Trust Deed, the Notes, the Certificates, the Receipts, the Coupons and the Talons shall be read accordingly;

            (iii) if any two Directors of the Substituted Obligor certify that it will be solvent immediately after such substitution, the Trustee need not have regard to the Substituted Obligor's financial condition, profits or prospects or compare them with those of the Issuer; and

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                                     -18-

            (iv) the Issuer and the Substituted Obligor comply with such other requirements as the Trustee may direct in the interests of the Noteholders.

            (v) (unless the Issuer's successor in business is the Substituted Obligor) the obligations of the Substituted Obligor as the principal debtor under this Trust Deed, the Notes and the Coupons are guaranteed by the Issuer to the Trustee's satisfaction.

     12.2.2 Release of Substituted Issuer: An agreement by the Trustee pursuant to sub-Clause 12.2 shall, if so expressed, release the Issuer (or a previous substitute) from any or all of its obligations under this Trust Deed, the Notes, the Receipts, the Coupons and the Talons. Notice of the substitution shall be given to the Noteholders within 14 days of the execution of such documents and compliance with such requirements.

     12.2.3 Completion of Substitution: On completion of the formalities set out in sub-Clause 12.2, the Substituted Obligor shall be deemed to be named in this Trust Deed, the Notes, the Certificates, the Receipts, the Coupons and the Talons as the principal debtor in place of the Issuer (or of any previous substitute) and this Trust Deed, the Notes, the Certificates, the Receipts, the Coupons and the Talons shall be deemed to be amended as necessary to give effect to the substitution.

13   Appointment, Retirement and Removal of the Trustee

13.1 Appointment: The Issuer has the power of appointing new trustees but no-one may be so appointed unless previously approved by an Extraordinary Resolution. A trust corporation shall at all times be a Trustee and may be the sole Trustee. Any appointment of a new Trustee shall be notified by the Issuer to the Noteholders as soon as practicable.

13.2 Retirement and Removal: Any Trustee may retire at any time on giving at least 3 months' written notice to the Issuer without giving any reason or being responsible for any costs occasioned by such retirement and the Noteholders may by Extraordinary Resolution remove any Trustee provided that the retirement or removal of a sole trust corporation shall not be effective until a trust corporation is appointed as successor Trustee. If a sole trust corporation gives notice of retirement or an Extraordinary Resolution is passed for its removal, it shall use all reasonable endeavours to procure that another trust corporation be appointed as Trustee.

13.3 Co-Trustees: The Trustee may, despite sub-Clause 13.1, by written notice to the Issuer appoint anyone to act as an additional Trustee jointly with the
     Trustee:

     13.3.1 if the Trustee considers the appointment to be in the interests of the Noteholders and/or the Couponholders;

     13.3.2 to conform with a legal requirement, restriction or condition in a jurisdiction in which a particular act is to be performed; or

     13.3.3 to obtain a judgment or to enforce a judgment or any provision of this Trust Deed in any jurisdiction.

     Subject to the provisions of this Trust Deed the Trustee may confer on any person so appointed such functions as it thinks fit. The Trustee may by written notice to the Issuer and that person so remove that person. At the Trustee's request, the Issuer shall forthwith

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                                     -19-
     do all things as may be required to perfect such appointment or removal and it irrevocably appoints the Trustee as its attorney in its name and on its behalf to do so.

13.4 Competence of a Majority of Trustees: If there are more than two Trustees the majority of them shall be competent to perform the Trustee's functions provided the majority includes a trust corporation.

14   Notes held in Clearing Systems and Couponholders

14.1 Notes Held in Clearing Systems: So long as any Global Note is, or any Notes represented by a Global Certificate are, held on behalf of a clearing system, in considering the interests of Noteholders, the Trustee may have regard to any information provided to it by such clearing system or its operator as to the identity (either individually or by category) of its accountholders or participants with entitlements to any such Global Note or the Registered Notes and may consider such interests on the basis that such accountholders or participants were the holder(s) thereof.

14.2 Couponholders: No notices need be given to Couponholders. They shall be deemed to have notice of the contents of any notice given to Noteholders. Even if it has express notice to the contrary, in exercising any of its functions by reference to the interests of the Noteholders, the Trustee shall assume that the holder of each Note is the holder of all Receipts, Coupons and Talons relating to it.

15   Currency Indemnity

15.1 Currency of Account and Payment: The Contractual Currency is the sole currency of account and payment for all sums payable by the Issuer under or in connection with this Trust Deed, the Notes, the Receipts and the Coupons, including damages.

15.2 Extent of Discharge: An amount received or recovered in a currency other than the Contractual Currency (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Issuer or otherwise), by the Trustee or any Noteholder or Couponholder in respect of any sum expressed to be due to it from the Issuer shall only discharge the Issuer to the extent of the Contractual Currency amount that the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

15.3 Indemnity: If that Contractual Currency amount is less than the Contractual Currency amount expressed to be due to the recipient under this Trust Deed, the Notes, the Receipts or the Coupons, the Issuer shall indemnify it against any loss sustained by it as a result. In any event, the Issuer shall indemnify the recipient against the cost of making any such purchase.

15.4 Indemnity Separate: The indemnities in this Clause 15 and in sub-Clause 7.4 constitute separate and independent obligations from the other obligations in this Trust Deed, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Trustee and/or any Noteholder or Couponholder and shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Trust Deed, the Notes, the Receipts and/or the Coupons or any other judgment or order.

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                                     -20-

16   Communications

16.1 Method: Each communication under this Trust Deed shall be made by telex, fax or otherwise in writing. Each communication or document to be delivered to any party under this Trust Deed shall be sent to that party at the telex, fax number or address, and marked for the attention of the person (if any), from time to time designated by that party to the other party for the purpose of this Trust Deed. The initial telephone number, telex number, fax number, address and person so designated by the parties under this Trust Deed are set out in the Procedures Memorandum.

16.2 Deemed Receipt: Any communication from any party to the other under this Trust Deed shall be effective, (if by telex) when a confirmed answerback is received at the end of the transmission, (if by fax) when good receipt is confirmed by the recipient following enquiry by the sender and (if in writing) when delivered, except that a communication received outside normal business hours shall be deemed to be received on the next business day in the city in which the recipient is located.

17   Governing Law and Jurisdiction

17.1 Governing Law: This Trust Deed shall be governed by and construed in accordance with English law.

17.2 Jurisdiction: The courts of England are to have jurisdiction to settle any disputes that may arise out of or in connection with this Trust Deed, the Notes, the Receipts, the Coupons or the Talons and accordingly any legal action or proceedings arising out of or in connection with this Trust Deed, the Notes, the Receipts, the Coupons or the Talons ("Proceedings") may be brought in such courts. The Issuer irrevocably submits to the jurisdiction of such courts and waives any objections to Proceedings in such courts on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. This submission is for the benefit of each of the Trustee, the Noteholders and the Couponholders and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

17.3 Service of Process: The Issuer shall procure that its London office, whose address is at 5th Floor, 30 Cannon Street, London EC4M 6XH will act as its agent for service of process in any Proceedings in England. Such service shall be deemed completed on delivery to such process agent (whether or not it is forwarded to and received by the Issuer). If for any reason such process agent ceases to be able to act as such or no longer has an address in England the Issuer irrevocably agrees to appoint a substitute process agent acceptable to the Trustee and shall immediately notify the Trustee of such appointment. Nothing shall affect the right to serve process in any other manner permitted by law.

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                                     -21-

                                  SCHEDULE 1
                                    Part A
                         Form of Temporary Global Note


This Note constitutes [[commercial paper/a [shorter/longer] term debt security] issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Issuer of this Note is Scottish Power UK plc, which is not an authorised institution or a European authorised institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulations 1997). Repayment of the principal and the payment of any interest or premium in connection with this Note has not been guaranteed](*) [(*) Delete if Note is not denominated in Sterling or if issue proceeds are not accepted in the UK.]

                             SCOTTISH POWER UK plc
            (Incorporated in Scotland with limited liability under
                           registered number 117120)

                            DEBT ISSUANCE PROGRAMME

                             TEMPORARY GLOBAL NOTE

                         Temporary Global Note No. [.]

This temporary Global Note is issued in respect of the Notes (the "Notes") of the Tranche and Series specified in the Second Schedule hereto of Scottish Power UK plc (the "Issuer").

Interpretation and Definitions

References in this temporary Global Note to the "Conditions" are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 2 Part C to the Trust Deed (as amended or supplemented as at the Issue Date, the "Trust Deed") dated 1 December 2000 between the Issuer and The Law Debenture Trust Corporation p.l.c. as trustee, as such form is supplemented and/or modified and/or superseded by the provisions of this temporary Global Note (including the supplemental definitions and any modifications or additions set out in the Second Schedule hereto), which in the event of any conflict shall prevail). Other capitalised terms used in this temporary Global Note shall have the meanings given to them in the Conditions or the Trust Deed. If the Second Schedule hereto specifies that the applicable TEFRA exemption is either "C Rules" or "not applicable", this temporary Global Note is a "C Rules Note", otherwise this temporary Global Note is a "D Rules Note".

Aggregate Principal Amount

The aggregate principal amount from time to time of this temporary Global Note shall be an amount equal to the aggregate principal amount of the Notes as shall be shown by the latest entry in the fourth column of the First Schedule hereto, which shall be completed by or on behalf of the Issuing and Paying Agent upon
(i) the issue of Notes represented hereby, (ii) the exchange of the whole or a part of this temporary Global Note for a corresponding interest in a permanent Global Note or, as the case may be, for Definitive Notes or Registered Notes,
(iii) the redemption or purchase and cancellation of Notes represented hereby and/or (iv) in the case of Partly-paid Notes, the forfeiture of Notes represented hereby in accordance with the Conditions relating to such Partly-paid Notes, all as described below.

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                                     -22-

Promise to Pay

Subject as provided herein, the Issuer, for value received, promises to pay to the bearer of this temporary Global Note, upon presentation and (when no further payment is due in respect of this temporary Global Note) surrender of this temporary Global Note, on the Maturity Date (or on such earlier date as the Redemption Amount may become repayable in accordance with the Conditions) the Redemption Amount in respect of the aggregate principal amount of Notes represented by this temporary Global Note and (unless this temporary Global Note does not bear interest) to pay interest in respect of such aggregate principal amount of Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

Exchange

If this temporary Global Note is an Exchangeable Bearer Note, this temporary Global Note may be exchanged in whole or from time to time in part for one or more Registered Notes in accordance with the Conditions on or after the Issue Date but before the Exchange Date referred to below by its presentation to the Issuing and Paying Agent. On or after the Exchange Date, the outstanding principal amount of this temporary Global Note may be exchanged for Definitive Notes and Registered Notes in accordance with the next paragraph.

Subject as provided in the Conditions applicable to Partly-paid Notes, on or after the first day following the expiry of 40 days after the Issue Date (the "Exchange Date"), this temporary Global Note may be exchanged (free of charge to the holder) in whole or from time to time in part by its presentation and, on exchange in full, surrender to or to the order of the Issuing and Paying Agent for interests in a permanent Global Note or, if so specified in the Second Schedule hereto, for Definitive Notes and (if this temporary Global Note is an Exchangeable Bearer Note), in each case, for Registered Notes in an aggregate principal amount equal to the principal amount of this temporary Global Note submitted for exchange provided that, in the case of any part of this temporary Global Note submitted for exchange for a permanent Global Note or Definitive Notes, there shall have been Certification with respect to such principal amount submitted for such exchange dated no earlier than the Exchange Date.

"Certification" means the presentation to the Issuing and Paying Agent of a certificate or certificates with respect to one or more interests in this temporary Global Note, signed by Euroclear or Clearstream, Luxembourg, substantially to the effect set out in Schedule 4 to the Agency Agreement to the effect that it has received a certificate or certificates substantially to the effect set out in Schedule 3 to the Agency Agreement with respect thereto and that no contrary advice as to the contents thereof has been received by Euroclear or Clearstream, Luxembourg, as the case may be.

Upon the whole or a part of this temporary Global Note being exchanged for a permanent Global Note, such permanent Global Note shall be exchangeable in accordance with its terms for Definitive Notes or Registered Notes.

The Definitive Notes or the Certificates representing the Registered Notes for which this temporary Global Note or a permanent Global Note may be exchangeable shall be duly executed and authenticated, shall, in the case of Definitive Notes, have attached to them all Coupons (and, where appropriate, Talons) in respect of interest, and all Receipts in respect of Instalment Amounts, that have not already been paid on this temporary Global Note or the permanent Global Note, as the case may be, shall be security printed or, in the case of Certificates, printed in accordance with applicable legal and stock exchange requirements and shall be substantially in

--------------------------------------------------------------------------------
the form set out in the Schedules to the Trust Deed as supplemented and/or modified and/or superseded by the terms of the Second Schedule hereto. Certificates issued upon exchange for Registered Notes shall not be Global Certificates unless the holder so requests and certifies to the Issuing and Paying Agent that it is, or is acting as a nominee for, Clearstream, Luxembourg, Euroclear and/or any other clearing system.

On any exchange of a part of this temporary Global Note for an equivalent interest in a permanent Global Note, for Definitive Notes or for Registered Notes, as the case may be, the portion of the principal amount hereof so exchanged shall be endorsed by or on behalf of the Issuing and Paying Agent in
Part I of the First Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

Benefit of Conditions

Except as otherwise specified herein, this temporary Global Note is subject to the Conditions and the Trust Deed and, until the whole of this temporary Global
Note is exchanged for equivalent interests in a permanent Global Note, for Definitive Notes or for Registered Notes, as the case may be, the holder of this temporary Global Note shall in all respects be entitled to the same benefits as if it were the holder of the permanent Global Note (or the relevant part of it) or the Definitive Notes, as the case may be, for which it may be exchanged as if such permanent Global Note or Definitive Notes had been issued on the Issue Date.

Payments

No person shall be entitled to receive any payment in respect of the Notes represented by this temporary Global Note that falls due on or after the Exchange Date unless, upon due presentation of this temporary Global Note for exchange, delivery of (or, in the case of a subsequent exchange, due endorsement of) a permanent Global Note or delivery of Definitive Notes or Certificates, as the case may be, is improperly withheld or refused by or on behalf of the Issuer.

Payments due before the Exchange Date shall only be made in relation to such principal amount of this temporary Global Note with respect to which there shall have been Certification dated no earlier than such due date for payment.

Any payments that are made in respect of this temporary Global Note shall be made to its holder against presentation and (if no further payment falls to be made on it) surrender of it at the specified office of the Issuing and Paying Agent or of any other Paying Agent provided for in the Conditions. If any payment in full of principal is made in respect of any Note represented by this temporary Global Note, the portion of this temporary Global Note representing such Note shall be cancelled and the amount so cancelled shall be endorsed by or on behalf of the Issuing and Paying Agent in the First Schedule hereto (such endorsement being prima facie evidence that the payment in question has been made) whereupon the principal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed. If any other payments are made in respect of the Notes represented by this temporary Global Note, a record of each such payment shall be endorsed by or on behalf of the Issuing and Paying Agent on an additional schedule hereto (such endorsement being prima facie evidence that the payment in question has been made).

Cancellation

Cancellation of any Note represented by this temporary Global Note that is required by the Conditions to be cancelled (other than upon its redemption) shall be effected by reduction in the principal amount of this temporary Global Note representing such Note on its presentation to or to the order of the Issuing and Paying Agent for endorsement in the First Schedule hereto,

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                                     -24-
whereupon the principal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.

Notices

Notices required to be given in respect of the Notes represented by this temporary Global Note may be given by their being delivered (so long as this temporary Global Note is held on behalf of Euroclear and Clearstream, Luxembourg or any other clearing system) to Euroclear, Clearstream, Luxembourg or such other clearing system, as the case may be, or otherwise to the holder of this temporary Global Note, rather than by publication as required by the Conditions.

No provision of this temporary Global Note shall alter or impair the obligation of the Issuer to pay the principal and premium of and interest on the Notes when due in accordance with the Conditions.

This temporary Global Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Issuing and Paying Agent.

This temporary Global Note shall be governed by and construed in accordance with English law.

In witness whereof the Issuer has caused this temporary Global Note to be duly signed on its behalf.

Dated as of the Issue Date.

SCOTTISH POWER UK plc

By:



CERTIFICATE OF AUTHENTICATION

This temporary Global Note is authenticated by or on behalf of the Issuing and Paying Agent.


CITIBANK, N.A.
as Issuing and Paying Agent

By:



Authorised Signatory
For the purposes of authentication only.
Without recourse, warranty or liability.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.


--------------------------------------------------------------------------------

                              THE FIRST SCHEDULE

      Principal amount of Notes represented by this temporary Global Note

The following (i) issue of Notes initially represented by this temporary Global Note, (ii) exchanges of the whole or a part of this temporary Global Note for interests in a permanent Global Note, for Definitive Notes or for Registered Notes and/or (iii) cancellations or forfeitures of interests in this temporary Global Note have been made, resulting in the principal amount of this temporary Global Note specified in the latest entry in the fourth column below:



Date                  Amount of decrease in     Reason for decrease     Principal amount of     Notation made by or
                      principal amount of       in principal amount     this temporary Global   on behalf of the
                      this temporary Global     of this temporary       Note on issue or        Issuing and Paying
                      Note                      Global Note             following such          Agent
                                                (exchange,               decrease
                                                cancellation or
                                                forfeiture)

Issue Date                not applicable          not applicable










[Insert the provisions of the relevant Pricing Supplement that relate to the Conditions or the Global Notes as the Second Schedule]

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                                     -26-

                                  SCHEDULE 1
                                    Part B
                         Form of Permanent Global Note

This Note constitutes [[commercial paper/a [shorter/longer] term debt security] issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Issuer of this Note is Scottish Power UK plc, which is not an authorised institution or a European authorised institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulations 1997). Repayment of the principal and the payment of any interest or premium in connection with this Note has not been guaranteed](*) [(*) Delete if Note is not denominated in Sterling or if issue proceeds are not accepted in the UK.]

                             SCOTTISH POWER UK plc

             (Incorporated in Scotland with limited liability under
                           registered number 117120)

                            DEBT ISSUANCE PROGRAMME

                         Permanent Global Note No. [.]

This permanent Global Note is issued in respect of the Notes (the "Notes") of the Tranche(s) and Series specified in the Third Schedule hereto of Scottish Power UK plc (the "Issuer").

Interpretation and Definitions

References in this permanent Global Note to the "Conditions" are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 2 Part C to the Trust Deed (as amended or supplemented as at the Issue Date, the "Trust Deed") dated 1 December 2000 between the Issuer and The Law Debenture Trust Corporation p.l.c. as trustee, as such form is supplemented and/or modified and/or superseded by the provisions of this permanent Global Note (including the supplemental definitions and any modifications or additions set out in the Third Schedule hereto), which in the event of any conflict shall prevail). Other capitalised terms used in this permanent Global Note shall have the meanings given to them in the Conditions or the Trust Deed.

Aggregate Principal Amount

The aggregate principal amount from time to time of this permanent Global Note shall be an amount equal to the aggregate principal amount of the Notes as shall be shown by the latest entry in the fourth column of the First Schedule hereto, which shall be completed by or on behalf of the Issuing and Paying Agent upon
(i) the exchange of the whole or a part of the temporary Global Note initially representing the Notes for a corresponding interest herein (in the case of Notes represented by a temporary Global Note upon issue), (ii) the issue of the Notes represented hereby (in the case of Notes represented by this permanent Global Note upon issue), (iii) the exchange of the whole or, where the limited circumstances so permit, a part of this permanent Global Note for Definitive Notes or Registered Notes, (iv) the redemption or purchase and cancellation of Notes represented hereby and/or (v) in the case of Partly-paid Notes, the forfeiture of Notes represented hereby in accordance with the Conditions relating to such Partly-paid Notes, all as described below.

Promise to Pay

Subject as provided herein, the Issuer, for value received, hereby promises to pay to the bearer of this permanent Global Note, upon presentation and (when no further payment is due in respect of


--------------------------------------------------------------------------------
this permanent Global Note) surrender of this permanent Global Note, on the Maturity Date (or on such earlier date as the Redemption Amount may become repayable in accordance with the Conditions) the Redemption Amount in respect of the aggregate principal amount of Notes represented by this permanent Global Note and (unless this permanent Global Note does not bear interest) to pay interest in respect of such aggregate principal amount of Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

Exchange

This permanent Global Note is exchangeable (free of charge to the holder) on or after the Exchange Date in whole but not, except as provided in the next paragraph, in part for the Definitive Notes or (if this permanent Global Note is an Exchangeable Bearer Note) Registered Notes represented by the Certificates described below:

               (i) by the Issuer giving notice to the Issuing and Paying Agent and the Noteholders of its intention to effect such exchange

               (ii) if the Third Schedule hereto provides that this permanent Global Note is exchangeable for Definitive Notes at the request of the holder, by such holder giving notice to the Issuing and Paying Agent of its election for such exchange

               (iii) if this permanent Global Note is an Exchangeable Bearer Note, by the holder hereof giving notice to the Issuing and Paying Agent of its election to exchange the whole or a part of this permanent Global Note for Registered Notes or

               (iv) otherwise, if this permanent Global Note is held on behalf of Euroclear or Clearstream, Luxembourg or any other clearing system (an "Alternative Clearing System") and any such clearing system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so.

This permanent Global Note is exchangeable in part (provided, however, that if this permanent Global Note is held by or on behalf of Euroclear and/or Clearstream, Luxembourg, the rules of Euroclear and/or Clearstream, Luxembourg, as the case may be, so permit) (i) if this permanent Global Note is an Exchangeable Bearer Note and the part hereof submitted for exchange is to be exchanged for Registered Notes or (ii) if so provided, and in accordance with, the Conditions relating to Partly-paid Notes.

"Exchange Date" means a day falling not less than 60 days, or in the case of an exchange for Registered Notes 5 days, after that on which the notice requiring exchange is given and on which banks are open for business in the city in which the specified office of the Issuing and Paying Agent is located and, except in the case of exchange pursuant to (iv) above, in the cities in which Euroclear and Clearstream, Luxembourg or, if relevant, the Alternative Clearing System, are located.

Subject as provided in the Conditions applicable to Partly-paid Notes, any such exchange may be effected on or after an Exchange Date by the holder of this permanent Global Note surrendering this permanent Global Note or, in the case of a partial exchange, presenting it for endorsement to or to the order of the Issuing and Paying Agent. In exchange for this permanent Global Note, or

--------------------------------------------------------------------------------
part thereof to be exchanged, the Issuer shall deliver, or procure the delivery of, duly executed and authenticated Definitive Notes and/or (if this permanent Global Note is an Exchangeable Bearer Note) Certificates in an aggregate principal amount equal to the principal amount of this permanent Global Note submitted for exchange (if appropriate, having attached to them all Coupons (and, where appropriate, Talons) in respect of interest, and all Receipts in respect of Instalment Amounts, that have not already been paid on this permanent Global Note), security printed or, in the case of Certificates, printed in accordance with any applicable legal and stock exchange requirements and substantially in the form set out in Schedule 2 to the Trust Deed as supplemented and/or modified and/or superseded by the terms of the Third Schedule hereto. Certificates issued upon exchange for Registered Notes shall not be Global Certificates unless the holder so requests and certifies to the Issuing and Paying Agent that it is, or is acting as a nominee for, Clearstream, Luxembourg, Euroclear and/or an Alternative Clearing System.

On any exchange of a part of this permanent Global Note the portion of the principal amount hereof so exchanged shall be endorsed by or on behalf of the Issuing and Paying Agent in the First Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

Benefit of Conditions

Except as otherwise specified herein, this permanent Global Note is subject to the Conditions and the Trust Deed and, until the whole of this permanent Global
Note is exchanged for Definitive Notes or Registered Notes, the holder of this permanent Global Note shall in all respects be entitled to the same benefits as if it were the holder of the Definitive Notes for which it may be exchanged and as if such Definitive Notes had been issued on the Issue Date.

Payments

No person shall be entitled to receive any payment in respect of the Notes represented by this permanent Global Note that falls due after an Exchange Date for such Notes, unless upon due presentation of this permanent Global Note for exchange, delivery of Definitive Notes or Certificates is improperly withheld or refused by or on behalf of the Issuer or the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes.

Payments in respect of this permanent Global Note shall be made to its holder against presentation and (if no further payment falls to be made on it) surrender of it at the specified office of the Issuing and Paying Agent or of any other Paying Agent provided for in the Conditions. A record of each such payment shall be endorsed on the First or Second Schedule hereto, as appropriate, by the Issuing and Paying Agent or by the relevant Paying Agent, for and on behalf of the Issuing and Paying Agent, which endorsement shall (until the contrary is proved) be prima facie evidence that the payment in question has been made.

Prescription

Claims in respect of principal and interest (as each is defined in the Conditions) in respect of this permanent Global Note shall become void unless it is presented for payment within a period of 10 years (in the case of principal) and 5 years (in the case of interest) from the appropriate Relevant Date.

Meetings

The holder of this permanent Global Note shall be treated at any meeting of Noteholders, as having one vote in respect of each principal amount of Notes equal to the minimum Denomination of the Notes for which this permanent Global Note may be exchanged.

--------------------------------------------------------------------------------

Cancellation

Cancellation of any Note represented by this permanent Global Note that is required by the Conditions to be cancelled (other than upon its redemption) shall be effected by reduction in the principal amount of this permanent Global Note representing such Note on its presentation to or to the order of the Issuing and Paying Agent for endorsement in the First Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.

Purchase

Notes may only be purchased by the Issuer or any of its subsidiaries if they are purchased together with the right to receive all future payments of interest and Instalment Amounts (if any) thereon.

Issuer's Options

Any option of the Issuer provided for in the Conditions shall be exercised by the Issuer giving notice to the Noteholders within the time limits set out in and containing the information required by the Conditions, except that the notice shall not be required to contain the serial numbers of Notes drawn in the case of a partial exercise of an option and accordingly no drawing of Notes shall be required.

Noteholders' Options

Any option of the Noteholders provided for in the Conditions may be exercised by the holder of this permanent Global Note giving notice to the Issuing and Paying Agent within the time limits relating to the deposit of Notes with a Paying Agent set out in the Conditions substantially in the form of the notice available from any Paying Agent, except that the notice shall not be required to contain the certificate numbers of the Notes in respect of which the option has been exercised, and stating the principal amount of Notes in respect of which the option is exercised and at the same time presenting this permanent Global Note to the Issuing and Paying Agent, or to a Paying Agent acting on behalf of the Issuing and Paying Agent, for notation accordingly in the Fourth Schedule hereto.

Notices

Notices required to be given in respect of the Notes represented by this permanent Global Note may be given by their being delivered (so long as this permanent Global Note is held on behalf of Euroclear, Clearstream, Luxembourg or any other clearing system) to Euroclear, Clearstream, Luxembourg or such other clearing system, as the case may be, or otherwise to the holder of this permanent Global Note, rather than by publication as required by the Conditions.

Negotiability

This permanent Global Note is a bearer document and negotiable and accordingly:

          (i) is freely transferable by delivery and such transfer shall operate to confer upon the transferee all rights and benefits appertaining hereto and to bind the transferee with all obligations appertaining hereto pursuant to the Conditions

          (v) the holder of this permanent Global Note is and shall be absolutely entitled as against all previous holders to receive all amounts by way of Redemption Amount interest or otherwise payable in respect of this permanent Global Note and the Issuer has waived against such holder and

--------------------------------------------------------------------------------
               any previous holder of this permanent Global Note all rights of set-off or counterclaim that would or might otherwise be available to it in respect of the obligations evidenced by this Global Note and

          (vi) payment upon due presentation of this permanent Global Note as provided herein shall operate as a good discharge against such holder and all previous holders of this permanent Global Note.

No provision of this permanent Global Note shall alter or impair the obligation of the Issuer to pay the principal and premium of and interest on the Notes when due in accordance with the Conditions.

This permanent Global Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Issuing and Paying Agent.

This permanent Global Note shall be governed by and construed in accordance with English law.

In witness whereof the Issuer has caused this permanent Global Note to be duly signed on its behalf.

Dated as of the Issue Date.

SCOTTISH POWER UK plc

By:



CERTIFICATE OF AUTHENTICATION

This permanent Global Note is authenticated by or on behalf of the Issuing and Paying Agent.

CITIBANK, N.A.

as Issuing and Paying Agent

By:

Authorised Signatory
For the purposes of authentication only.
Without recourse, warranty or liability.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

--------------------------------------------------------------------------------

                              THE FIRST SCHEDULE

      Principal amount of Notes represented by this permanent Global Note

The following (i) issues of Notes initially represented by this permanent Global Note, (ii) exchanges of interests in a temporary Global Note for interests in this permanent Global Note, (iii) exchanges of the whole or a part of this permanent Global Note for Definitive Notes or for Registered Notes, (iv) cancellations or forfeitures of interests in this permanent Global Note and/or
(v) payments of Redemption Amount in respect of this permanent Global Note have been made, resulting in the principal amount of this permanent Global Note specified in the latest entry in the fourth column:




Date                Amount of                Reason for               Principal amount of      Notation made by or
                    increase/decrease in     increase/decrease in     this permanent Global    on behalf of the
                    principal amount of      principal amount of      Note following such      Issuing and Paying
                    this permanent Global    this permanent Global    increase/decrease        Agent
                    Note                     Note (initial issue,
                                             exchange,
                                             cancellation,
                                             forfeiture or payment,
                                             stating amount of
                                             payment made)



 -------------------------------------------------------------------------------

                              THE SECOND SCHEDULE

                             Payments of Interest

The following payments of interest or Interest Amount in respect of this Permanent Global Note have been made:



Due date of payment      Date of payment         Amount of interest      Notation made by or on behalf
                                                                         of the Issuing and Paying Agent





[Insert the provisions of the relevant Pricing Supplement that relate to the Conditions or the Global Notes as the Third Schedule.]


--------------------------------------------------------------------------------

                              THE FOURTH SCHEDULE

                        Exercise of Noteholders' Option

The following exercises of the option of the Noteholders provided for in the Conditions have been made in respect of the stated principal amount of this permanent Global Note:




Date of exercise             Principal amount of this     Date of which exercise of     Notation made by or on
                             permanent Global Note in     such option is effective      behalf of the Issuing and
                             respect of which exercise                                  Paying Agent
                             is made




-------------------------------------------------------------------------------

                                  SCHEDULE 1
                                    Part C
                          Form of Global Certificate

This Note constitutes [[commercial paper/a [shorter/longer] term debt security] issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Issuer of this Note is Scottish Power UK plc, which is not an authorised institution or a European authorised institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulations 1997). Repayment of the principal and the payment of any interest or premium in connection with this Note has not been guaranteed](*) [(*) Delete if Note is not denominated in Sterling or if issue proceeds are not accepted in the UK.]

                             SCOTTISH POWER UK plc

            (Incorporated in Scotland with limited liability under
                           registered number 117120)

                            DEBT ISSUANCE PROGRAMME

                              GLOBAL CERTIFICATE

                          Global Certificate No. [.]

Registered Holder:

Address of Registered Holder:

Principal amount of Notes
represented by this Global
Certificate:

This Global Certificate is issued in respect of the principal amount specified above of the Notes (the "Notes") of the Tranche and Series specified in the Schedule hereto of Scottish Power UK plc (the "Issuer"). This Global Certificate certifies that the Registered Holder (as defined above) is registered as the holder of such principal amount of the Notes at the date hereof.

Interpretation and Definitions

References in this Global Certificate to the "Conditions" are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 2 Part C to the Trust Deed (as amended or supplemented as at the Issue Date, the "Trust Deed") dated 1 December 2000 between the Issuer and The Law Debenture Trust Corporation p.l.c. as trustee, as such form is supplemented and/or modified and/or superseded by the provisions of this Global Certificate (including the supplemental definitions and any modifications or additions set out in the Schedule hereto), which in the event of any conflict shall prevail). Other capitalised terms used in this Global Certificate shall have the meanings given to them in the Conditions or the Trust Deed.

Promise to Pay

The Issuer, for value received, promises to pay to the holder of the Notes represented by this Global Certificate upon presentation and (when no further payment is due in respect of the Notes represented by this Global Certificate) surrender of this Global Certificate on the Maturity Date (or on such earlier date as the Redemption Amount may become repayable in accordance with the Conditions) the Redemption Amount in respect of the Notes represented by this Global Certificate and (unless the Notes represented by this Certificate do not bear interest) to pay interest in respect of such Notes from the Interest Commencement Date in arrear at the rates, in the amounts

--------------------------------------------------------------------------------
and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

For the purposes of this Global Certificate, (a) the holder of the Notes represented by this Global Certificate is bound by the provisions of the Agency Agreement, (b) the Issuer certifies that the Registered Holder is, at the date hereof, entered in the Register as the holder of the Notes represented by this Global Certificate, (c) this Global Certificate is evidence of entitlement only,
(d) title to the Notes represented by this Global Certificate passes only on due registration in the Register, and (e) only the holder of the Notes represented by this Global Certificate is entitled to payments in respect of the Notes represented by this Global Certificate.

Transfer of Notes represented by permanent Global Certificates

If the Schedule hereto states that the Notes are to be represented by a permanent Global Certificate on issue, transfers of the holding of Notes represented by this Global Certificate pursuant to Condition 2(b) may only be made in part:

          (ii) if the Notes represented by this Global Certificate are held on behalf of Euroclear or Clearstream, Luxembourg or any other clearing system (an "Alternative Clearing System") and any such clearing system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or

          (vii)  with the consent of the Issuer

provided that, in the case of the first transfer of part of a holding pursuant to (i) above, the holder of the Notes represented by this Global Certificate has given the Registrar not less than 30 days' notice at its specified office of such holder's intention to effect such transfer. Where the holding of Notes represented by this Global Certificate is only transferable in its entirety, the Certificate issued to the transferee upon transfer of such holding shall be a Global Certificate. Where transfers are permitted in part, Certificates issued to transferees shall not be Global Certificates unless the transferee so requests and certifies to the Registrar that it is, or is acting as a nominee for, Clearstream, Luxembourg, Euroclear and/or an Alternative Clearing System.

Meetings

The holder of the Notes represented by this Global Certificate shall (unless this Global Certificate represents only one Note) be treated as two persons for the purposes of any quorum requirements of a meeting of Noteholders.

This Global Certificate shall not become valid for any purpose until authenticated by or on behalf of the Registrar.

In witness whereof the Issuer has caused this Global Certificate to be signed on its behalf.

Dated as of the Issue Date.

SCOTTISH POWER UK plc

By:


--------------------------------------------------------------------------------

CERTIFICATE OF AUTHENTICATION

This Global Certificate is authenticated by or on behalf of the Registrar.

CITIBANK, N.A.

as Registrar

By:



Authorised Signatory
For the purposes of authentication only.
Without recourse, warranty or liability.


--------------------------------------------------------------------------------

                               Form of Transfer

For value received the undersigned transfers to

                         ..............................

                         ..............................

          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

[.] principal amount of the Notes represented by this Global Certificate, and all rights under them.


Dated                       ...........................

Signed ..........................  Certifying Signature


Notes:

               (iii) The signature of the person effecting a transfer shall conform to a list of duly authorised specimen signatures supplied by the holder of the Notes represented by this Global Certificate or (if such signature corresponds with the name as it appears on the face of this Global Certificate) be certified by a notary public or a recognised bank or be supported by such other evidence as a Transfer Agent or the Registrar may reasonably require.

               (viii) A representative of the Noteholder should state the capacity in which he signs e.g. executor.




[Insert the provisions of the relevant Pricing Supplement that relate to the Conditions or the Global Certificate as the Schedule.]


--------------------------------------------------------------------------------

                                  SCHEDULE 2
                                    Part A
                              Form of Bearer Note

On the front:


[Denomination]    [ISIN]    [Series]    [Certif. No.]




[Currency and denomination]

This Note constitutes [[commercial paper/a [shorter/longer] term debt security] issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Issuer of this Note is Scottish Power UK plc, which is not an authorised institution or a European authorised institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulations 1997). Repayment of the principal and the payment of any interest or premium in connection with this Note has not been guaranteed](*) [(*) Delete if Note is not denominated in Sterling or if issue proceeds are not accepted in the UK.]

                             SCOTTISH POWER UK plc

            (Incorporated in Scotland with limited liability under
                           registered number 117120)

                            DEBT ISSUANCE PROGRAMME

                                Series No. [.]

                               [Title of issue]

This Note forms one of the Series of Notes referred to above (the "Notes") of Scottish Power UK plc (the "Issuer") designated as specified in the title hereof. The Notes are subject to the Terms and Conditions (the "Conditions") endorsed hereon and are issued subject to, and with the benefit of, the Trust Deed referred to in the Conditions. Expressions defined in the Conditions have the same meanings in this Note.

The Issuer for value received promises to pay to the bearer of this Note, on presentation and (when no further payment is due in respect of this Note) surrender of this Note on the Maturity Date (or on such earlier date as the Redemption Amount may become repayable in accordance with the Conditions) the Redemption Amount and (unless this Note does not bear interest) to pay interest from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

This Note shall not become valid or obligatory for any purpose until authenticated by or on behalf of the Issuing and Paying Agent.


--------------------------------------------------------------------------------

In witness whereof the Issuer has caused this Note to be signed on its behalf.

Dated as of the Issue Date.

SCOTTISH POWER UK plc

By:



CERTIFICATE OF AUTHENTICATION

This Note is authenticated
by or on behalf of the Issuing and Paying Agent.

CITIBANK, N.A.

as Issuing and Paying Agent

By:



Authorised Signatory
For the purposes of authentication only.
Without recourse, warranty or liability.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

--------------------------------------------------------------------------------

On the back:

                       Terms and Conditions of the Notes

[The Terms and Conditions that are set out in Schedule 2 Part C to the Trust Deed as amended by and incorporating any additional provisions forming part of such Terms and Conditions and set out in the relevant Pricing Supplement shall be set out here.]



                           ISSUING AND PAYING AGENT

                                CITIBANK, N.A.
                              5 Carmelite Street
                                    London
                                   EC4Y 0PA


                                 PAYING AGENT

                            CITIBANK AG, FRANKFURT
                            Neue Mainzer Strasse 75
                            60311 Frankfurt am Main


--------------------------------------------------------------------------------

                                  SCHEDULE 2
                                    Part B
                              Form of Certificate

On the front:

This Note constitutes [[commercial paper/a [shorter/longer] term debt security] issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Issuer of this Note is Scottish Power UK plc, which is not an authorised institution or a European authorised institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulations 1997). Repayment of the principal and the payment of any interest or premium in connection with this Note has not been guaranteed](*) [(*) Delete if Note is not denominated in Sterling or if issue proceeds are not accepted in the UK.]

                             SCOTTISH POWER UK plc

            (Incorporated in Scotland with limited liability under
                           registered number 117120)

                            DEBT ISSUANCE PROGRAMME

                                Series No. [.]

                               [Title of issue]

This Certificate certifies that [.] of [.] (the "Registered Holder") is, as at the date hereof, registered as the holder of [principal amount] of Notes of the Series of Notes referred to above (the "Notes") of Scottish Power UK plc (the "Issuer"), designated as specified in the title hereof. The Notes are subject to the Terms and Conditions (the "Conditions") endorsed hereon and are issued subject to, and with the benefit of, the Trust Deed referred to in the Conditions. Expressions defined in the Conditions have the same meanings in this Certificate.

The Issuer, for value received, promises to pay to the holder of the Note(s) represented by this Certificate upon presentation and (when no further payment is due in respect of the Note(s) represented by this Certificate) surrender of this Certificate on the Maturity Date (or on such earlier date as the Redemption Amount may become repayable in accordance with the Conditions) the Redemption Amount in respect of the Notes represented by this Certificate and (unless the Note(s) represented by this Certificate do not bear interest) to pay interest in respect of such Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

For the purposes of this Certificate, (a) the holder of the Note(s) represented by this Certificate is bound by the provisions of the Agency Agreement, (b) the Issuer certifies that the Registered Holder is, at the date hereof, entered in the Register as the holder of the Note(s) represented by this Certificate, (c) this Certificate is evidence of entitlement only, (d) title to the Note(s) represented by this Certificate passes only on due registration in the Register, and (e) only the holder of the Note(s) represented by this Certificate is entitled to payments in respect of the Note(s) represented by this Certificate.

This Certificate shall not become valid for any purpose until authenticated by or on behalf of the Registrar.

--------------------------------------------------------------------------------

In witness whereof the Issuer has caused this Certificate to be signed on its behalf.

Dated as of the Issue Date.

SCOTTISH POWER UK plc

By:



CERTIFICATE OF AUTHENTICATION

This Certificate is authenticated
by or on behalf of the Registrar.

CITIBANK, N.A.

as Registrar

By:



Authorised Signatory
For the purposes of authentication only.
Without recourse, warranty or liability.


--------------------------------------------------------------------------------

On the back:

                       Terms and Conditions of the Notes

[The Terms and Conditions that are set out in Schedule 2 Part C to the Trust Deed as amended by and incorporating any additional provisions forming part of such Terms and Conditions and set out in the relevant Pricing Supplement shall be set out here.]

                               Form of Transfer

For value received the undersigned transfers to

                         ...........................

                         ...........................

          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

[.] principal amount of the Notes represented by this Certificate, and all rights under them.


Dated                       ........................

Signed ....................... Certifying Signature


Notes:

               (ix) The signature of the person effecting a transfer shall conform to a list of duly authorised specimen signatures supplied by the holder of the Notes represented by this Certificate or (if such signature corresponds with the name as it appears on the face of this Certificate) be certified by a notary public or a recognised bank or be supported by such other evidence as a Transfer Agent or the Registrar may reasonably require.

               (x) A representative of the Noteholder should state the capacity in which he signs.

            ISSUING AND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

                                CITIBANK, N.A.
                              5 Carmelite Street
                                    London
                                   EC4Y 0PA

                        PAYING AGENT AND TRANSFER AGENT

                            CITIBANK AG, FRANKFURT
                            Neue Mainzerstrasse 75
                            60311 Frankfurt am Main

--------------------------------------------------------------------------------

                                  SCHEDULE 2
                                    Part C
                       Terms and Conditions of the Notes

                         [to be inserted once agreed]


--------------------------------------------------------------------------------

                                  SCHEDULE 2
                                    Part D
                                Form of Coupon

On the front:

SCOTTISH POWER UK plc

DEBT ISSUANCE PROGRAMME

Series No. [.]

[Title of issue]

Coupon for [[set out amount due, if known]/the amount] due on [the Interest Payment Date falling in]* [.], [.].

[Coupon relating to Note in the principal amount of [.]]**

This Coupon is payable to bearer (subject to the Conditions endorsed on the Note to which this Coupon relates, which shall be binding upon the holder of this Coupon whether or not it is for the time being attached to such Note) at the specified offices of the Issuing and Paying Agent and the Paying Agents set out on the reverse hereof (or any other Issuing and Paying Agent or further or other Paying Agents or specified offices duly appointed or nominated and notified to the Noteholders).

[If the Note to which this Coupon relates shall have become due and payable before the maturity date of this Coupon, this Coupon shall become void and no payment shall be made in respect of it.]***

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

Scottish Power UK plc

By:



[Cp. No.]  [Denomination]  [ISIN]    [Series]  [Certif. No.]


--------------------------------------------------------------------------------

On the back:

CITIBANK, N.A.
5 Carmelite Street
London
EC4Y 0PA

PAYING AGENT
CITIBANK AG, FRANKFURT
Neue Mainzerstrasse 75
60311 Frankfurt am Main


[*Only necessary where Interest Payment Dates are subject to adjustment in accordance with a Business Day Convention otherwise the particular Interest Payment Date should be specified.]

[**Only required for Coupons relating to Floating Rate or Variable Coupon Amount Notes that are issued in more than one denomination.]

[***Delete if Coupons are not to become void upon early redemption of Note.]


--------------------------------------------------------------------------------

                                  SCHEDULE 2
                                    Part E
                                 Form of Talon

On the front:

SCOTTISH POWER UK plc

DEBT ISSUANCE PROGRAMME

Series No. [.]

[Title of issue]

Talon for further Coupons falling due on [the Interest Payment Dates falling in]*[.] [.].

[Talon relating to Note in the principal amount of [.]]**

After all the Coupons relating to the Note to which this Talon relates have matured, further Coupons (including if appropriate a Talon for further Coupons) shall be issued at the specified office of the Issuing and Paying Agent set out on the reverse hereof (or any other Issuing and Paying Agent or specified office duly appointed or nominated and notified to the Noteholders) upon production and surrender of this Talon.

If the Note to which this Talon relates shall have become due and payable before the original due date for exchange of this Talon, this Talon shall become void and no exchange shall be made in respect of it.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

Scottish Power UK plc

By:

[Talon No.]    [ISIN]    [Series]    [Certif. No.]





On the back:

ISSUING AND PAYING AGENT
CITIBANK, N.A.
5 Carmelite Street
London
EC4Y 0PA

--------------------------------------------------------------------------------

PAYING AGENT
CITIBANK AG, FRANKFURT
Neue Mainzerstrasse 75
60311 Frankfurt am Main


[* The maturity dates of the relevant Coupons should be set out if known, otherwise reference should be made to the months and years in which the Interest Payment Dates fall due.]

[** Only required where the Series comprises Notes of more than one denomination.]


--------------------------------------------------------------------------------

                                  SCHEDULE 2
                                    Part F
                                Form of Receipt

SCOTTISH POWER UK plc

DEBT ISSUANCE PROGRAMME

Series No. [.]

Receipt for the sum of [.] being the instalment of principal payable in accordance with the Terms and Conditions endorsed on the Note to which this Receipt relates (the "Conditions") on [.].

This Receipt is issued subject to and in accordance with the Conditions which shall be binding upon the holder of this Receipt (whether or not it is for the time being attached to such Note) and is payable at the specified office of any of the Paying Agents set out on the reverse of the Note to which this Receipt relates (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Noteholders).

This Receipt must be presented for payment together with the Note to which it relates. If the Note to which this Receipt appertains shall have become due and payable on or before the maturity date of this Receipt, this Receipt shall become void and no payment shall be made in respect of it. The Issuer shall have no obligation in respect of this Receipt if it is presented without the Note to which it relates.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

SCOTTISH POWER UK plc

By:

--------------------------------------------------------------------------------

                                  SCHEDULE 3
                    Provisions for Meetings of Noteholders

     Interpretation

1    In this Schedule:

1.1 references to a meeting are to a meeting of Noteholders of a single series of Notes and include, unless the context otherwise requires, any adjournment

1.2 references to "Notes" and "Noteholders" are only to the Notes of the Series in respect of which a meeting has been, or is to be, called, and to the holders of these Notes, respectively

1.3 "agent" means a holder of a voting certificate or a proxy for, or representative of, a Noteholder

1.4 "block voting instruction" means an instruction issued in accordance with paragraphs 8 to 14

1.5 "Extraordinary Resolution" means a resolution passed at a meeting duly convened and held in accordance with this Trust Deed by a majority of at least 75 per cent of the votes cast

1.6 "voting certificate" means a certificate issued in accordance with paragraphs 5, 6, 7 and 14 and

1.7 references to persons representing a proportion of the Notes are to Noteholders or agents holding or representing in the aggregate at least that proportion in principal amount of the Notes for the time being outstanding.

     Powers of meetings

2 A meeting shall, subject to the Conditions and without prejudice to any powers conferred on other persons by this Trust Deed, have power by Extraordinary Resolution:

2.1 to sanction any proposal by the Issuer or the Trustee for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Noteholders and/or the Couponholders against the Issuer, whether or not those rights arise under this Trust Deed

2.2 to sanction the exchange or substitution for the Notes of, or the conversion of the Notes into, shares, bonds or other obligations or securities of the Issuer or any other entity

2.3 to assent to any modification of this Trust Deed, the Notes, the Receipts, the Talons or the Coupons proposed by the Issuer or the Trustee

2.4 to authorise anyone to concur in and do anything necessary to carry out and give effect to an Extraordinary Resolution

2.5 to give any authority, direction or sanction required to be given by Extraordinary Resolution

2.6 to appoint any persons (whether Noteholders or not) as a committee or committees to represent the Noteholders' interests and to confer on them any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution


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                                      -51-

2.7  to approve a proposed new Trustee and to remove a Trustee

2.8 to approve the substitution of any entity for the Issuer (or any previous substitute) as principal debtor or guarantor under this Trust Deed and

2.9 to discharge or exonerate the Trustee from any liability in respect of any act or omission for which it may become responsible under this Trust Deed, the Notes, the Receipts, the Talons or the Coupons

provided that the special quorum provisions in paragraph 19 shall apply to any Extraordinary Resolution (a "special quorum resolution") for the purpose of sub-paragraph 2.2 or 2.8, any of the proposals listed in Condition 11(a) or any amendment to this proviso.

     Convening a meeting

3 The Issuer or the Trustee may at any time convene a meeting. If it receives a written request by Noteholders holding at least 10 per cent in principal amount of the Notes of any Series for the time being outstanding and is indemnified to its satisfaction against all costs and expenses, the Trustee shall convene a meeting of the Noteholders of that Series. Every meeting shall be held at a time and place approved by the Trustee.

4 At least 21 days' notice (exclusive of the day on which the notice is given and of the day of the meeting) shall be given to the Noteholders. A copy of the notice shall be given by the party convening the meeting to the other parties. The notice shall specify the day, time and place of meeting and, unless the Trustee otherwise agrees, the nature of the resolutions to be proposed and shall explain how Noteholders may appoint proxies or representatives, obtain voting certificates and use block voting instructions and the details of the time limits applicable.

     Arrangements for voting

5 If a holder of a Bearer Note wishes to obtain a voting certificate in respect of it for a meeting, he must deposit such Bearer Note for that purpose at least 48 hours before the time fixed for the meeting with a Paying Agent or to the order of a Paying Agent with a bank or other depositary nominated by the Paying Agent for the purpose. The Paying Agent shall then issue a voting certificate in respect of it.

6    A voting certificate shall:

6.1  be a document in the English language

6.2  be dated

6.3 specify the meeting concerned and the serial numbers of the Notes deposited and

6.4 entitle, and state that it entitles, its bearer to attend and vote at that meeting in respect of those Notes.

7 Once a Paying Agent has issued a voting certificate for a meeting in respect of a Note, it shall not release the Note until either:

7.1  the meeting has been concluded or

7.2  the voting certificate has been surrendered to the Paying Agent.


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                                      -52-

8 If a holder of a Bearer Note wishes the votes attributable to it to be included in a block voting instruction for a meeting, then, at least 48 hours before the time fixed for the meeting, (i) he must deposit the Note for that purpose with a Paying Agent or to the order of a Paying Agent with a bank or other depositary nominated by the Paying Agent for the purpose and (ii) he or a duly authorised person on his behalf must direct the Paying Agent how those votes are to be cast. The Paying Agent shall issue a block voting instruction in respect of the votes attributable to all Notes so deposited.

9    A block voting instruction shall:

9.1  be a document in the English language

9.2  be dated

9.3  specify the meeting concerned

9.4 list the total number and serial numbers of the Notes deposited, distinguishing with regard to each resolution between those voting for and those voting against it

9.5 certify that such list is in accordance with Notes deposited and directions received as provided in paragraphs 8, 11 and 14 and

9.6 appoint a named person (a "proxy") to vote at that meeting in respect of those Notes and in accordance with that list.

     A proxy need not be a Noteholder.

10 Once a Paying Agent has issued a block voting instruction for a meeting in respect of the votes attributable to any Notes:

10.1 it shall not release the Notes, except as provided in paragraph 11, until the meeting has been concluded and

10.2 the directions to which it gives effect may not be revoked or altered during the 48 hours before the time fixed for the meeting.

11 If the receipt for a Note deposited with a Paying Agent in accordance with paragraph 8 is surrendered to the Paying Agent at least 48 hours before the time fixed for the meeting, the Paying Agent shall release the Note and exclude the votes attributable to it from the block voting instruction.

12 Each block voting instruction shall be deposited at least 24 hours before the time fixed for the meeting at such place as the Trustee shall designate or approve, and in default it shall not be valid unless the chairman of the meeting decides otherwise before the meeting proceeds to business. If the Trustee requires, a notarially certified copy of each block voting instruction shall be produced by the proxy at the meeting but the Trustee need not investigate or be concerned with the validity of the proxy's appointment.

13 A vote cast in accordance with a block voting instruction shall be valid even if it or any of the Noteholders' instructions pursuant to which it was executed has previously been revoked or amended, unless written intimation of such revocation or amendment is received from the relevant Paying Agent by the Issuer or the Trustee at its registered office or by the chairman of the meeting in each case at least 24 hours before the time fixed for the meeting.

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                                      -53-

14 No Note may be deposited with or to the order of a Paying Agent at the same time for the purposes of both paragraph 5 and paragraph 8 for the same meeting.

15.1 A holder of a Registered Note may, by an instrument in writing in the form available from the specified office of a Transfer Agent in the English language executed by or on behalf of the holder and delivered to the Transfer Agent at least 24 hours before the time fixed for a meeting, appoint any person (a "proxy") to act on his behalf in connection with that meeting. A proxy need not be a Noteholder.

15.2 A corporation which holds a Registered Note may by delivering to a Transfer Agent at least 24 hours before the time fixed for a meeting a certified copy of a resolution of its directors or other governing body (with, if it is not in English, a certified translation into English) authorise any person to act as its representative (a "representative") in connection with that meeting.

     Chairman

16 The chairman of a meeting shall be such person as the Trustee may nominate in writing, but if no such nomination is made or if the person nominated is not present within 15 minutes after the time fixed for the meeting the Noteholders or agents present shall choose one of their number to be chairman, failing which the Issuer may appoint a chairman. The chairman need not be a Noteholder or agent. The chairman of an adjourned meeting need not be the same person as the chairman of the original meeting.

     Attendance

17   The following may attend and speak at a meeting:

17.1 Noteholders and agents

17.2 the chairman

17.3 the Issuer and the Trustee (through their respective representatives) and their respective financial and legal advisers

17.4 the Dealers and their advisers.

     No-one else may attend or speak.

     Quorum and Adjournment

18 No business (except choosing a chairman) shall be transacted at a meeting unless a quorum is present at the commencement of business. If a quorum is not present within 15 minutes from the time initially fixed for the meeting, it shall, if convened on the requisition of Noteholders or if the Issuer and the Trustee agree, be dissolved. In any other case it shall be adjourned until such date, not less than 14 nor more than 42 days later, and time and place as the chairman may decide. If a quorum is not present within 15 minutes from the time fixed for a meeting so adjourned, the meeting shall be dissolved.

19   One or more Noteholders or agents present in person shall be a quorum:

19.1 in the cases marked "No minimum proportion" in the table below, whatever the proportion of the Notes which they represent

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                                      -54-

19.2 in any other case, only if they represent the proportion of the Notes shown by the table below.

     ----------------------------------------------------------------------------------------------------------
     COLUMN 1                                         COLUMN 2                          COLUMN 3
     ----------------------------------------------------------------------------------------------------------
     Purpose of meeting                        Any meeting except one referred     Meeting previously adjourned
                                                 to in column 3                      through want of a quorum
                                               _____________________               _____________________
                                               Required proportion                 Required proportion
     ----------------------------------------------------------------------------------------------------------

     To pass a special quorum resolution       2/3                                 1/3
     ----------------------------------------------------------------------------------------------------------
     To pass any other Extraordinary           A clear majority                    No minimum proportion
       Resolution
     ----------------------------------------------------------------------------------------------------------
     Any other purpose                         10 per cent                         No minimum proportion
     ----------------------------------------------------------------------------------------------------------

20 The chairman may with the consent of (and shall if directed by) a meeting adjourn the meeting from time to time and from place to place. Only business which could have been transacted at the original meeting may be transacted at a meeting adjourned in accordance with this paragraph or paragraph 18.

21 At least 10 days' notice of a meeting adjourned through want of a quorum shall be given in the same manner as for an original meeting and that notice shall state the quorum required at the adjourned meeting. No notice need, however, otherwise be given of an adjourned meeting.

     Voting

22 Each question submitted to a meeting shall be decided by a show of hands unless a poll is (before, or on the declaration of the result of, the show of hands) demanded by the chairman, the Issuer, the Trustee or one or more persons representing 2 per cent of the Notes.

23 Unless a poll is demanded a declaration by the chairman that a resolution has or has not been passed shall be conclusive evidence of the fact without proof of the number or proportion of the votes cast in favour of or against it.

24 If a poll is demanded, it shall be taken in such manner and (subject as provided below) either at once or after such adjournment as the chairman directs. The result of the poll shall be deemed to be the resolution of the meeting at which it was demanded as at the date it was taken. A demand for a poll shall not prevent the meeting continuing for the transaction of business other than the question on which it has been demanded.

25 A poll demanded on the election of a chairman or on a question of adjournment shall be taken at once.

26 On a show of hands every person who is present in person and who produces a Bearer Note, a Certificate of which he is the registered holder or a voting certificate or is a proxy or representative has one vote. On a poll every such person has one vote in respect of each

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                                      -55-
     principal amount equal to the minimum denomination of such Series of Notes so produced or represented by the voting certificate so produced or for which he is a proxy or representative. Without prejudice to the obligations of proxies, a person entitled to more than one vote need not use them all or cast them all in the same way.

27 In case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to any other votes which he may have.

     Effect and Publication of an Extraordinary Resolution

28 An Extraordinary Resolution shall be binding on all the Noteholders, whether or not present at the meeting, and on all the Couponholders and each of them shall be bound to give effect to it accordingly. The passing of such a resolution shall be conclusive evidence that the circumstances justify its being passed. The Issuer shall give notice of the passing of an Extraordinary Resolution to Noteholders within 14 days but failure to do so shall not invalidate the resolution.

     Minutes

29 Minutes shall be made of all resolutions and proceedings at every meeting and, if purporting to be signed by the chairman of that meeting or of the next succeeding meeting, shall be conclusive evidence of the matters in them. Until the contrary is proved every meeting for which minutes have been so made and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

     Trustee's Power to Prescribe Regulations

30 Subject to all other provisions in this Trust Deed the Trustee may without the consent of the Noteholders prescribe such further regulations regarding the holding of meetings and attendance and voting at them as it in its sole discretion determines including (without limitation) such requirements as the Trustee thinks reasonable to satisfy itself that the persons who purport to make any requisition in accordance with this Trust Deed are entitled to do so and as to the form of voting certificates or block voting instructions so as to satisfy itself that persons who purport to attend or vote at a meeting are entitled to do so.

31 The holder of a Global Note or Global Certificate shall (unless such Global Note or Global Certificate represents only one Note) be treated as 2 persons for the purposes of any quorum requirements of a meeting of Noteholders.

32 The foregoing provisions of this Schedule shall have effect subject to the following provisions:

32.1 Meetings of Noteholders of separate Series will normally be held separately. However, the Trustee may from time to time determine that meetings of Noteholders of separate Series shall be held together

32.2 A resolution that in the opinion of the Trustee affects one Series alone shall be deemed to have been duly passed if passed at a separate meeting of the Noteholders of the Series concerned

32.3 A resolution that in the opinion of the Trustee affects the Noteholders of more than one Series but does not give rise to a conflict of interest between the Noteholders of the

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                                      -56-
     different Series concerned shall be deemed to have been duly passed if passed at a single meeting of the Noteholders of the relevant Series provided that for the purposes of determining the votes a Noteholder is entitled to cast pursuant to paragraph 26, each Noteholder shall have one vote in respect of each U.S.$1,000 principal amount of Notes held, converted, if such Notes are not denominated in U.S. dollars, in accordance with sub-Clause 8.12

32.4 A resolution that in the opinion of the Trustee affects the Noteholders of more than one Series and gives or may give rise to a conflict of interest between the Noteholders of the different Series concerned shall be deemed to have been duly passed only if it shall be duly passed at separate meetings of the Noteholders of the relevant Series

32.5 To all such meetings as aforesaid all the preceding provisions of this Schedule shall mutatis mutandis apply as though references therein to Notes and to Noteholders were references to the Notes and Noteholders of the Series concerned.

In witness whereof this Trust Deed has been executed as a deed on the date stated at the beginning.

SCOTTISH POWER UK plc

By:


THE COMMON SEAL OF THE LAW DEBENTURE TRUST CORPORATION p.l.c. was affixed in the presence of:



Authorised Signatory                         Authorised Signatory


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                                      -57-

2.7  to approve a proposed new Trustee and to remove a Trustee

2.8 to approve the substitution of any entity for the Issuer (or any previous substitute) as principal debtor or guarantor under this Trust Deed and

2.9 to discharge or exonerate the Trustee from any liability in respect of any act or omission for which it may become responsible under this Trust Deed, the Notes, the Receipts, the Talons or the Coupons

provided that the special quorum provisions in paragraph 19 shall apply to any Extraordinary Resolution (a "special quorum resolution") for the purpose of sub-paragraph 2.2 or 2.8, any of the proposals listed in Condition 11(a) or any amendment to this proviso.

     Convening a meeting

3 The Issuer or the Trustee may at any time convene a meeting. If it receives a written request by Noteholders holding at least 10 per cent in principal amount of the Notes of any Series for the time being outstanding and is indemnified to its satisfaction against all costs and expenses, the Trustee shall convene a meeting of the Noteholders of that Series. Every meeting shall be held at a time and place approved by the Trustee.

4 At least 21 days' notice (exclusive of the day on which the notice is given and of the day of the meeting) shall be given to the Noteholders. A copy of the notice shall be given by the party convening the meeting to the other parties. The notice shall specify the day, time and place of meeting and, unless the Trustee otherwise agrees, the nature of the resolutions to be proposed and shall explain how Noteholders may appoint proxies or representatives, obtain voting certificates and use block voting instructions and the details of the time limits applicable.

     Arrangements for voting

5 If a holder of a Bearer Note wishes to obtain a voting certificate in respect of it for a meeting, he must deposit such Bearer Note for that purpose at least 48 hours before the time fixed for the meeting with a Paying Agent or to the order of a Paying Agent with a bank or other depositary nominated by the Paying Agent for the purpose. The Paying Agent shall then issue a voting certificate in respect of it.

6    A voting certificate shall:

6.1  be a document in the English language

6.2  be dated

6.3 specify the meeting concerned and the serial numbers of the Notes deposited and

6.4 entitle, and state that it entitles, its bearer to attend and vote at that meeting in respect of those Notes.

7 Once a Paying Agent has issued a voting certificate for a meeting in respect of a Note, it shall not release the Note until either:

7.1  the meeting has been concluded or

7.2  the voting certificate has been surrendered to the Paying Agent.


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                                      -52-

                                  SCHEDULE 2
                                    Part F
                                Form of Receipt

SCOTTISH POWER UK plc

DEBT ISSUANCE PROGRAMME

Series No. [.]

Receipt for the sum of [.] being the instalment of principal payable in accordance with the Terms and Conditions endorsed on the Note to which this Receipt relates (the "Conditions") on [.].

This Receipt is issued subject to and in accordance with the Conditions which shall be binding upon the holder of this Receipt (whether or not it is for the time being attached to such Note) and is payable at the specified office of any of the Paying Agents set out on the reverse of the Note to which this Receipt relates (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Noteholders).

This Receipt must be presented for payment together with the Note to which it relates. If the Note to which this Receipt appertains shall have become due and payable on or before the maturity date of this Receipt, this Receipt shall become void and no payment shall be made in respect of it. The Issuer shall have no obligation in respect of this Receipt if it is presented without the Note to which it relates.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

SCOTTISH POWER UK plc

By:

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                                      -50-

                                  SCHEDULE 3
                    Provisions for Meetings of Noteholders

     Interpretation

1    In this Schedule:

1.1 references to a meeting are to a meeting of Noteholders of a single series of Notes and include, unless the context otherwise requires, any adjournment

1.2 references to "Notes" and "Noteholders" are only to the Notes of the Series in respect of which a meeting has been, or is to be, called, and to the holders of these Notes, respectively

1.3 "agent" means a holder of a voting certificate or a proxy for, or representative of, a Noteholder

1.4 "block voting instruction" means an instruction issued in accordance with paragraphs 8 to 14

1.5 "Extraordinary Resolution" means a resolution passed at a meeting duly convened and held in accordance with this Trust Deed by a majority of at least 75 per cent of the votes cast

1.6 "voting certificate" means a certificate issued in accordance with paragraphs 5, 6, 7 and 14 and

1.7 references to persons representing a proportion of the Notes are to Noteholders or agents holding or representing in the aggregate at least that proportion in principal amount of the Notes for the time being outstanding.

     Powers of meetings

2 A meeting shall, subject to the Conditions and without prejudice to any powers conferred on other persons by this Trust Deed, have power by Extraordinary Resolution:

2.1 to sanction any proposal by the Issuer or the Trustee for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Noteholders and/or the Couponholders against the Issuer, whether or not those rights arise under this Trust Deed

2.2 to sanction the exchange or substitution for the Notes of, or the conversion of the Notes into, shares, bonds or other obligations or securities of the Issuer or any other entity

2.3 to assent to any modification of this Trust Deed, the Notes, the Receipts, the Talons or the Coupons proposed by the Issuer or the Trustee

2.4 to authorise anyone to concur in and do anything necessary to carry out and give effect to an Extraordinary Resolution

2.5 to give any authority, direction or sanction required to be given by Extraordinary Resolution

2.6 to appoint any persons (whether Noteholders or not) as a committee or committees to represent the Noteholders' interests and to confer on them any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution


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                                      -51-